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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          PPioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2015 through October 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Global Multisector
                         Income Fund

--------------------------------------------------------------------------------
                         Annual Report | October 31, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A   PGABX
                         Class C   PGCBX
                         Class Y   PGYBX

                         [LOGO] PIONEER
                                Investments(R)
                       visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          36

Notes to Financial Statements                                                 43

Report of Independent Registered Public Accounting Firm                       61

Approval of Investment Advisory Agreement                                     63

Trustees, Officers and Service Providers                                      68

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's surprising victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 3

Portfolio Management Discussion | 10/31/16

Credit-sensitive securities, including domestic high-yield bonds and emerging markets debt, recovered in value over the latter months of the 12-month period ended October 31, 2016, after underperforming U.S. Treasuries and other higher-quality securities earlier in the period. In the following interview, Charles Melchreit and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the 12-month period. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Upadhyaya, a senior vice president and portfolio manager at Pioneer, Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2016?

A Pioneer Global Multisector Income Fund's Class A shares returned 5.59% at net asset value during the 12-month period ended October 31, 2016, while the Fund's benchmark, the Bloomberg Barclays Global Aggregate Bond Index (the Bloomberg Barclays Index), returned an identical 5.59%. During the same period, the average return of the 207 mutual funds in Lipper's Global Income Funds category was 4.71%, and the average return of the 370 mutual funds in Morningstar's World Bond Funds category was 5.00%.

Q How would you describe the market environment for global fixed-income investors during the 12-month period ended October 31, 2016?

A The early part of the 12-month period was characterized by investors' doubts about the health of the global economy and worries about declining commodity prices. In addition, the market's expectation at the time was that the U.S. Federal Reserve (the Fed), which raised interest rates by 0.25% in December 2015, would likely move to an even more aggressive position with regard to tightening monetary policy by increasing short-term interest rates several more times in 2016. Those concerns combined to spark a flight to quality in the markets and led to the underperformance of so-called "risk" assets such as high-yield corporates.

     In February 2016, however, oil and other commodity prices started to recover, the global economic outlook appeared to brighten, and the Fed began to soften its stance on future interest-rate hikes. Those factors combined to drive a strong market rally that lasted - with a brief interruption here or there, especially after the "Brexit" vote in the United

4 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

     Kingdom in June - for the balance of the 12-month period. The big winners during the rally were emerging markets debt and domestic high-yield corporate bonds.

Q What elements of the Fund's positioning had the biggest effects on benchmark-relative returns during the 12-month period ended October 31, 2016, both positively and negatively?

A The Fund's performance actually matched that of the benchmark over the full 12-month period, with the Fund underperforming the Bloomberg Barclays Index in the early part of the fiscal year, and outperforming the index over the final months.

     Our emphasis on credit-sensitive sectors and high-yield corporate bonds in the portfolio held back benchmark-relative returns in November and December 2015, and January 2016, when the market was slumping and investors were seeking out so-called "safe haven" investments, while avoiding riskier assets. The Fund's short-duration positioning also detracted from benchmark-relative results in the early weeks of the period as market interest rates declined, which led to strong performance by longer-maturity U.S. Treasuries, which we had significantly underweighted in the portfolio. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Benchmark-relative returns began improving substantially in mid-February 2016 when the market began its nearly eight-month rally through period end. The rally helped drive the positive performance of the Fund's exposures to both emerging markets securities and domestic high-yield corporate bonds. In addition, the Fund's shorter-duration positioning, in a reversal of fortune from the earlier part of the period, ended up aiding benchmark-relative results over the final eight months as market interest rates started rising and longer-maturity U.S. Treasuries as well as other higher-quality debt began to underperform credit-sensitive issues.

     Very early in the Fund's fiscal year, in late 2015, we had de-emphasized emerging markets investments in the portfolio because they had been performing very poorly in an environment of declining commodity prices, rising investor concerns about the health of the Chinese economy, and an unclear global economic outlook. We began 2016 with only about 7% of the Fund's invested assets dedicated to emerging markets securities, but we then started increasing the portfolio's exposure because of the attractive prices available. Another reason for our boosting the Fund's emerging markets exposure at that time was the Fed's signaling that it was backing off its earlier hints of several rate hikes in 2016, and indicating that perhaps only one rate increase was on the agenda for this year. Not long after we started to increase the Fund's emerging markets exposure, the prices of oil and

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 5 commodities finally bottomed and then strengthened, lifting the prospects for emerging markets in general, especially of those countries that were exporters of oil and basic materials. As emerging markets debt rallied, we continued to expand the Fund's holdings through the spring, and that increased exposure boosted benchmark-relative returns. Finally, after the strong recovery, we became a little concerned about valuations, and so we took profits and reduced the portfolio's emerging markets allocation, a drawdown that began in the summer and continued into the early fall. As of October 31, 2016, however, the Fund still had a healthy exposure to emerging markets debt.

     With regard to sector allocations, as noted previously, throughout the 12-month period we had overweighted the portfolio in both domestic and international high-yield bonds, with significant holdings in industrial bonds, including bonds issued by energy companies. Earlier in the period, those investments had held back the Fund's benchmark-relative performance as high-yield energy and other industrial bonds fared poorly in the "risk-off" market environment. As the period progressed, however, that element of the Fund's positioning aided benchmark-relative results when credit-sensitive debt, especially high-yield energy/industrial bonds, performed very well during the market rally that began in mid-February. Good security selection, particularly among the Fund's industrial bond holdings, added to the effects of good sector allocation results and benefited benchmark-relative performance.

     Similar to other allocations in the portfolio, the Fund's currency positioning tended to detract from benchmark-relative results early in the 12-month period, but helped relative performance in the latter months. Throughout the period, we had overweighted the portfolio in the U.S. dollar relative to the Bloomberg Barclays Index, as we had been anticipating that the Fed would tighten monetary policy and interest rates in the U.S. would rise. When the Fed instead chose to keep monetary policy unchanged after its initial rate hike last December, interest rates actually fell. The U.S. dollar started to rally in the summer of 2016, however, as the Fed governors seemed to become more hawkish about adopting a tighter monetary policy, and the financial markets once again began to expect an increase in the Federal funds rate as early as September. While a September rate hike did not occur, the Fed quickly followed up by sending out increasingly stronger signals that an increase was more likely to happen in December, and the U.S. dollar, in turn, kept rising in value, a development that rewarded the Fund's overweight position in the currency. As of October 31, 2016, more than 75% of the Fund's invested assets were denominated in the U.S. dollar, compared with a 44.5% U.S. dollar weighting in the Bloomberg Barclays Index.

6 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Q What shifts did you make in the Fund's positioning during the 12-month period ended October 31, 2016?

A While we had positioned the portfolio more aggressively in early 2016, we began to reduce risk exposure in the summer as we thought valuations in the more credit-sensitive sectors appeared stretched in relation to other asset classes. Accordingly, we trimmed the Fund's exposures to both domestic and international high-yield bonds as well as investment-grade corporates, while increasing the portfolio's cash position and its allocation to U.S. government-agency mortgages. As noted previously, we also began to bring down the Fund's allocation to the emerging markets over the final few months of the period, due to valuation concerns.

Q Did the Fund invest in any derivative securities during the 12-month period ended October 31, 2016? If so, did the investments affect the Fund's relative performance?

A We did invest in some currency forward contracts to reduce the Fund's non-U.S. dollar exposure. The forwards had a negative effect on benchmark-relative performance over the full 12 months, even though the portfolio's overweighting of the U.S. dollar helped the Fund's benchmark-relative returns over the second half of the period. We also invested in some futures and swaps during the period, but they had no effect on the Fund's performance.

Q What factors affected the Fund's yield, or distributions to shareholders, during the 12-month period ended October 31, 2016?

A The Fund's distributions to shareholders were two-tenths of a cent lower at the end of the fiscal year than at the start on November 1, 2015, even though distributions did increase in the second half of the period as market yields moved higher. We lowered the Fund's dividend* early in the fiscal year when market interest rates were in decline. Interest rates rose later in the period, though, allowing for an increase in the distributions to shareholders, although not enough to bring them back to the level at the beginning of the fiscal year.

Q    What is your investment outlook?

A Going forward, we think the market will be less reliant on the direction of monetary policy and more attentive to fiscal policy; that is, taxes and spending rather than money supply and interest rates. That could lead to a steepening of the yield curve, with greater space between the yields of longer-maturity and shorter-maturity securities. We have already begun to see evidence of that, in fact, as longer-maturity yields have risen in recent

*    Dividends are not guaranteed.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 7 weeks. In response, we have maintained a short-duration stance to protect the portfolio against a back-up in interest rates, which would undermine the principal of longer-maturity debt.

     The election of Donald Trump as the next U.S. President several days after the conclusion of the Fund's fiscal year surprised the financial markets. Prior to the presidential election, however, we had positioned the Fund in anticipation of increased fiscal stimulus by the U.S. government, even though most expect the Fed to tighten monetary policy by raising the Federal funds rate before the end of 2016. As a candidate, Mr. Trump had called for more infrastructure spending, which would likely create more jobs as well as possibly stimulate additional economic activity. At the same time, we expect that we may see more volatility in the financial markets resulting from policy uncertainties not only in the United States, but also from worries about the potential effects of global geopolitical issues, including upcoming elections and referenda in Europe.

Please refer to the Schedule of Investments on pages 17-35 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

8 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 9

Portfolio Summary | 10/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   33.2%
U.S. Government Securities                                                 29.5%
U.S. Corporate Bonds                                                       15.2%
International Corporate Bonds                                              11.4%
Collateralized Mortgage Obligations                                         4.5%
Municipal Bonds                                                             2.2%
Mutual Funds                                                                1.7%
Asset Backed Securities                                                     0.8%
U.S. Preferred Stocks                                                       0.6%
Convertible Preferred Stocks                                                0.4%
Senior Secured Loans                                                        0.3%
Convertible Corporate Bonds                                                 0.2%

* Includes investments in insurance linked securities totaling 0.4% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              54.8%
New Zealand                                                                 6.0%
Canada                                                                      4.5%
United Kingdom                                                              4.3%
Argentina                                                                   3.9%
Mexico                                                                      3.5%
Japan                                                                       3.2%
Germany                                                                     2.2%
Norway                                                                      1.9%
Cote D'Ivoire                                                               1.3%
Nigeria                                                                     1.3%
Australia                                                                   1.1%
Cayman Islands                                                              1.1%
Other (individually less than 1%)                                          10.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.  U.S. Treasury Bill, 11/10/16                                          6.60%
--------------------------------------------------------------------------------
 2.  U.S. Treasury Bill, 11/17/16                                          5.80
--------------------------------------------------------------------------------
 3.  New Zealand Government Bond, 5.5%, 4/15/23                            3.54
--------------------------------------------------------------------------------
 4.  Fannie Mae, 3.5%, 11/14/16                                            3.46
--------------------------------------------------------------------------------
 5.  New Zealand Government Bond, 4.5%, 4/15/27                            2.51
--------------------------------------------------------------------------------
 6.  Bundesrepublik Deutschland, 1.0%, 8/15/25                             2.15
--------------------------------------------------------------------------------
 7.  United Kingdom Gilt, 1.75%, 7/22/19                                   2.13
--------------------------------------------------------------------------------
 8.  Canadian Government Bond, 2.25%, 6/1/25                               2.04
--------------------------------------------------------------------------------
 9.  Japan Government Ten Year Bond, 1.0%, 9/20/26                         1.94
--------------------------------------------------------------------------------
10.  Canadian Government Bond, 1.75%, 9/1/19                               1.80
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Prices and Distributions | 10/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                      10/31/16                      10/31/15
--------------------------------------------------------------------------------
         A                         $10.60                        $10.40
--------------------------------------------------------------------------------
         C                         $10.63                        $10.43
--------------------------------------------------------------------------------
         Y                         $10.69                        $10.50
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-10/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Net Investment     Short-Term       Long-Term       Tax Return
       Class        Income        Capital Gains    Capital Gains    of Capital
--------------------------------------------------------------------------------
         A         $0.2849             $ --             $ --         $0.0832
--------------------------------------------------------------------------------
         C         $0.1944             $ --             $ --         $0.0832
--------------------------------------------------------------------------------
         Y         $0.3139             $ --             $ --         $0.0832
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 11

Performance Update | 10/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                                              Bloomberg
                                                              Barclays
                         Net              Public              Global
                         Asset            Offering            Aggregate
                         Value            Price               Bond
Period                   (NAV)            (POP)               Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)             4.30%            3.76%               3.20%
5 years                  2.62             1.67                0.90
1 year                   5.59             0.84                5.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                         Gross            Net
--------------------------------------------------------------------------------
                         2.67%            1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Global               Bloomberg Barclays Global
                          Multisector Income Fund      Aggregate Bond Index
12/07                     $ 9,550                      $10,000
10/08                     $ 9,100                      $ 9,589
10/09                     $11,064                      $11,354
10/10                     $11,861                      $12,136
10/11                     $12,243                      $12,631
10/12                     $12,975                      $13,078
10/13                     $12,918                      $12,876
10/14                     $13,326                      $12,905
10/15                     $13,193                      $12,508
10/16                     $13,931                      $13,207

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                                              Bloomberg
                                                              Barclays
                                                              Global
                                                              Aggregate
                         If               If                  Bond
Period                   Held             Redeemed            Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)             3.42%            3.42%               3.20%
--------------------------------------------------------------------------------
5 years                  1.74             1.74                0.90
--------------------------------------------------------------------------------
1 year                   4.67             4.67                5.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                         Gross            Net
--------------------------------------------------------------------------------
                         2.56%            1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Global               Bloomberg Barclays Global
                          Multisector Income Fund      Aggregate Bond Index
12/07                     $10,000                      $10,000
10/08                     $ 9,452                      $ 9,589
10/09                     $11,395                      $11,354
10/10                     $12,130                      $12,136
10/11                     $12,420                      $12,631
10/12                     $13,053                      $13,078
10/13                     $12,891                      $12,876
10/14                     $13,179                      $12,905
10/15                     $12,932                      $12,508
10/16                     $13,536                      $13,207

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 13

Performance Update | 10/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                          Bloomberg
                                          Barclays
                         Net              Global
                         Asset            Aggregate
                         Value            Bond
Period                   (NAV)            Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)             4.54%            3.20%
5 years                  2.86             0.90
1 year                   5.73             5.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                         Gross            Net
--------------------------------------------------------------------------------
                         1.39%            0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Global               Bloomberg Barclays Global
                          Multisector Income Fund      Aggregate Bond Index
12/07                     $5,000,000                   $5,000,000
10/08                     $4,767,893                   $4,794,284
10/09                     $5,801,982                   $5,677,007
10/10                     $6,235,980                   $6,068,024
10/11                     $6,464,208                   $6,315,276
10/12                     $6,867,704                   $6,538,894
10/13                     $6,850,412                   $6,438,203
10/14                     $7,084,387                   $6,452,328
10/15                     $7,040,336                   $6,254,023
10/16                     $7,444,084                   $6,603,645

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from May 1, 2016, through October 31, 2016.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/16          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/16                                $1,027.54     $1,023.17     $1,027.80
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    5.10     $    9.66     $    3.82
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2016, through October 31, 2016.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/16          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/16                                $1,020.11     $1,015.58     $1,021.37
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    5.08     $    9.63     $    3.81
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Schedule of Investments | 10/31/16

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE BONDS -- 0.3%
                               ENERGY -- 0.2%
                               Oil & Gas Exploration & Production -- 0.2%
           53,755              Whiting Petroleum Corp., 6.25%, 4/1/23                  $     52,680
                                                                                       ------------
                               Total Energy                                            $     52,680
---------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.1%
                               Electrical Components & Equipment -- 0.1%
           56,000              General Cable Corp., 4.5%, 11/15/29 (Step)              $     36,085
                                                                                       ------------
                               Total Capital Goods                                     $     36,085
---------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $88,828)                                          $     88,765
---------------------------------------------------------------------------------------------------
                               PREFERRED STOCK -- 0.0%+
                               DIVERSIFIED FINANCIALS -- 0.0%+
                               Consumer Finance -- 0.0%+
              231      6.41    GMAC Capital Trust I, Floating Rate Note, 2/15/40       $      5,897
---------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCK
                               (Cost $4,505)                                           $      5,897
---------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCKS -- 0.5%
                               BANKS -- 0.5%
                               Diversified Banks -- 0.5%
               30              Bank of America Corp., 7.25% (Perpetual)                $     36,930
               80              Wells Fargo & Co., 7.5% (Perpetual)                          104,400
                                                                                       ------------
                                                                                       $    141,330
                                                                                       ------------
                               Total Banks                                             $    141,330
---------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $119,802)                                         $    141,330
---------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 0.9%
                               FOOD & STAPLES RETAILING -- 0.2%
                               Food Retail -- 0.2%
           47,375              CKE Restaurant Holdings, Inc., 4.474%,
                               3/20/43 (144A)                                          $     47,385
                                                                                       ------------
                               Total Food & Staples Retailing                          $     47,385
---------------------------------------------------------------------------------------------------
                               BANKS -- 0.5%
                               Thrifts & Mortgage Finance -- 0.5%
           49,064              Bear Stearns Asset Backed Securities Trust,
                               8.41%, 10/25/29 (Step)                                  $     49,553
            5,682      4.77    Countrywide Asset-Backed Certificates, Floating
                               Rate Note, 12/25/35                                            5,694
           35,969      5.50    Mastr Specialized Loan Trust, Floating
                               Rate Note, 10/25/34                                           38,089

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 17

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
            9,559      1.23    New Century Home Equity Loan Trust 2005-1,
                               Floating Rate Note, 3/25/35                             $      9,509
              749              Structured Asset Securities Corp., 5.27%,
                               10/25/34 (Step)                                                  770
           36,175              Terwin Mortgage Trust Series TMTS 2005-16HE,
                               4.26315%, 9/25/36 (Step)                                      36,787
                                                                                       ------------
                                                                                       $    140,402
                                                                                       ------------
                               Total Banks                                             $    140,402
---------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.2%
                               Specialized Finance -- 0.2%
           58,200              Domino's Pizza Master Issuer LLC, 5.216%,
                               1/27/42 (144A)                                          $     59,688
                                                                                       ------------
                               Total Diversified Financials                            $     59,688
---------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $241,766)                                         $    247,475
---------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 4.7%
                               BANKS -- 3.7%
                               Thrifts & Mortgage Finance -- 3.7%
           64,522      3.50    Agate Bay Mortgage Trust 2015-1, Floating
                               Rate Note, 1/25/45 (144A)                               $     65,924
           48,812      3.50    Agate Bay Mortgage Trust 2015-5, Floating
                               Rate Note, 7/25/45 (144A)                                     50,268
            3,048      0.98    Alternative Loan Trust 2003-14T1, Floating
                               Rate Note, 8/25/18                                             2,766
            6,131              Banc of America Alternative Loan Trust 2004-6,
                               5.0%, 7/25/19                                                  6,185
            6,722              Banc of America Mortgage Trust 2004-11,
                               5.75%, 1/25/35                                                 6,818
            6,498              Banc of America Mortgage Trust 2004-9,
                               5.5%, 11/25/34                                                 6,911
            5,292      3.08    CHL Mortgage Pass-Through Trust 2003-56,
                               Floating Rate Note, 12/25/33                                   5,331
          100,000              COMM 2012-LC4 Mortgage Trust, 4.063%, 12/12/44               107,745
           50,000              COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                 51,899
           25,000      4.55    COMM 2015-CCRE25 Mortgage Trust, Floating
                               Rate Note, 8/12/48                                            26,806
           16,031              Credit Suisse Commercial Mortgage Trust
                               Series 2007-C1, 5.361%, 2/15/40                               16,060
           50,000      4.54    CSAIL 2016-C5 Commercial Mortgage Trust REMICS,
                               Floating Rate Note, 11/15/48                                  52,347
           43,998      3.50    CSMC Trust 2014-WIN2, Floating Rate Note,
                               10/25/44 (144A)                                               44,905
           50,000              GS Mortgage Securities Corp. II, 3.377%, 5/10/45              53,244

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
           25,000              GS Mortgage Securities Corp. II, 3.682%,
                               2/10/46 (144A)                                          $     26,283
           75,000              JP Morgan Chase Commercial Mortgage
                               Securities Corp., 2.84%, 12/15/47                             77,513
           30,987              JP Morgan Chase Commercial Mortgage
                               Securities Trust 2011-C5, 4.1712%, 8/15/46                    33,723
          100,000      1.45    JP Morgan Chase Commercial Mortgage
                               Securities Trust 2014-INN, Floating Rate Note,
                               6/15/29 (144A)                                                99,782
            7,079              JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34                7,264
           50,000              JPMBB Commercial Mortgage Securities
                               Trust 2014-C22 REMICS, 3.8012%, 9/15/47                       54,121
           88,696              Morgan Stanley Capital I Trust 2007-HQ13,
                               5.569%, 12/15/44                                              90,561
           40,446      3.25    NRP Mortgage Trust 2013-1, Floating
                               Rate Note, 7/25/43 (144A)                                     40,410
           50,739      0.79    Paragon Secured Finance No. 1 Plc, Floating
                               Rate Note, 11/15/35                                           59,546
GBP        25,531              RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                     25,577
            2,361      1.08    RALI Series 2002-QS16 Trust, Floating
                               Rate Note, 10/25/17                                            2,344
           27,061      2.50    Sequoia Mortgage Trust 2013-4, Floating
                               Rate Note, 4/27/43                                            26,766
           35,178              Sequoia Mortgage Trust Series 2012-4 Cl A1,
                               Floating Rate Note, 9/25/42                                   36,034
                                                                                       ------------
                                                                                       $  1,077,133
                                                                                       ------------
                               Total Banks                                             $  1,077,133
---------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.2%
                               Other Diversified Financial Services -- 0.2%
           54,869      0.94    Crusade Global Trust No. 1 of 2007, Floating
                               Rate Note, 4/19/38                                      $     54,410
                                                                                       ------------
                               Total Diversified Financials                            $     54,410
---------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 0.8%
            8,421              Federal National Mortgage Association REMICS,
                               4.5%, 6/25/29                                           $      9,110
           45,000      5.20    FREMF Mortgage Trust 2010-K9 REMICS,
                               Floating Rate Note, 9/25/45 (144A)                            49,489
           50,000      4.77    FREMF Mortgage Trust 2011-K702, Floating
                               Rate Note, 4/25/44 (144A)                                     51,821
           50,000      4.88    FREMF Mortgage Trust 2011-K703, Floating
                               Rate Note, 7/25/44 (144A)                                     52,148
           31,025              Government National Mortgage Association,
                               4.5%, 9/20/39                                                 33,725

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 19

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               GOVERNMENT -- (continued)
           17,949              Government National Mortgage Association,
                               5.25%, 8/16/35                                          $     19,807
                                                                                       ------------
                                                                                       $    216,100
                                                                                       ------------
                               Total Government                                        $    216,100
---------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $1,351,781)                                       $  1,347,643
---------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 26.4%
                               ENERGY -- 5.4%
                               Oil & Gas Drilling -- 0.3%
          100,000              Rowan Companies, Inc., 4.75%, 1/15/24                   $     84,000
---------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 1.1%
          120,000              Petrobras Global Finance BV, 5.375%, 1/27/21            $    118,824
          155,000              Petroleos Mexicanos, 3.5%, 1/30/23                           146,398
           55,000              YPF SA, 8.5%, 3/23/21 (144A)                                  60,484
                                                                                       ------------
                                                                                       $    325,706
---------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 1.0%
           15,000              Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                  $     15,581
           35,000              Freeport-McMoran Oil & Gas LLC, 6.75%, 2/1/22                 35,788
           25,000              Newfield Exploration Co., 5.375%, 1/1/26                      25,688
          100,000              Range Resources Corp., 5.0%, 3/15/23 (144A)                   96,750
          100,000              WPX Energy, Inc., 7.5%, 8/1/20                               105,375
                                                                                       ------------
                                                                                       $    279,182
---------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.8%
           53,000              EnLink Midstream Partners LP, 4.4%, 4/1/24              $     52,727
          157,895      6.49    EP PetroEcuador via Noble Sovereign Funding I,
                               Ltd., Floating Rate Note, 9/24/19                            155,921
           21,000              Valero Energy Corp., 9.375%, 3/15/19                          24,570
                                                                                       ------------
                                                                                       $    233,218
---------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 2.2%
           25,000              Buckeye Partners LP, 5.85%, 11/15/43                    $     26,437
           50,000              Crestwood Midstream Partners LP, 6.25%, 4/1/23                50,625
           25,000              DCP Midstream LLC, 9.75%, 3/15/19 (144A)                      28,125
           20,000      5.85    DCP Midstream LLC, Floating Rate Note,
                               5/21/43 (144A)                                                17,000
          100,000              Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                  103,797
           25,000              Plains All American Pipeline LP, 4.65%, 10/15/25              26,501
           25,000              Plains All American Pipeline LP, 6.125%, 1/15/17              25,217
           45,000              Sabine Pass Liquefaction LLC, 5.0%, 3/15/27 (144A)            45,788
           25,000              Spectra Energy Capital LLC, 6.2%, 4/15/18                     26,370
           10,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                    10,650

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- (continued)
           60,000              Sunoco Logistics Partners Operations LP, 6.1%,
                               2/15/42                                                 $     65,424
           75,000              The Williams Companies, Inc., 5.75%, 6/24/44                  76,641
           13,000              The Williams Companies, Inc., 7.75%, 6/15/31                  14,950
          100,000              TransCanada PipeLines, Ltd., 1.875%, 1/12/18                 100,412
                                                                                       ------------
                                                                                       $    617,937
                                                                                       ------------
                               Total Energy                                            $  1,540,043
---------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.5%
                               Commodity Chemicals -- 0.1%
           25,000              Methanex Corp., 4.25%, 12/1/24                          $     24,166
---------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.4%
EUR       100,000              SIG Combibloc Holdings SCA, 7.75%,
                               2/15/23 (144A)                                          $    115,828
                                                                                       ------------
                               Total Materials                                         $    139,994
---------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.9%
                               Aerospace & Defense -- 0.4%
EUR       100,000              TA MFG., Ltd., 3.625%, 4/15/23                          $    107,963
---------------------------------------------------------------------------------------------------
                               Building Products -- 0.4%
           55,000              Masco Corp., 4.375%, 4/1/26                             $     57,200
           25,000              Masco Corp., 5.95%, 3/15/22                                   28,453
           30,000              Standard Industries, Inc., 5.375%, 11/15/24 (144A)            31,012
                                                                                       ------------
                                                                                       $    116,665
---------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.1%
           40,000              GATX Corp., 6.0%, 2/15/18                               $     42,024
                                                                                       ------------
                               Total Capital Goods                                     $    266,652
---------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.8%
                               Airlines -- 0.0%+
            7,997              Delta Air Lines 2010-2 Class A Pass Through
                               Trust, 4.95%, 5/23/19                                   $      8,417
---------------------------------------------------------------------------------------------------
                               Marine -- 0.7%
          200,000              Pelabuhan Indonesia II PT, 4.25%, 5/5/25 (144A)         $    200,750
---------------------------------------------------------------------------------------------------
                               Railroads -- 0.1%
           25,000              Burlington Northern Santa Fe LLC, 5.75%, 3/15/18        $     26,551
                                                                                       ------------
                               Total Transportation                                    $    235,718
---------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.4%
                               Casinos & Gaming -- 0.1%
           25,000              International Game Technology, 7.5%, 6/15/19            $     27,750
---------------------------------------------------------------------------------------------------
                               Education Services -- 0.3%
           75,000              Tufts University, 5.017%, 4/15/2112                     $     83,701
                                                                                       ------------
                               Total Consumer Services                                 $    111,451
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 21

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               MEDIA -- 0.5%
                               Cable & Satellite -- 0.1%
           25,000              Sky Plc, 6.1%, 2/15/18 (144A)                           $     26,281
---------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.4%
EUR       100,000              WMG Acquisition Corp., 4.125%, 11/1/24 (144A)           $    113,038
                                                                                       ------------
                               Total Media                                             $    139,319
---------------------------------------------------------------------------------------------------
                               RETAILING -- 0.2%
                               Internet Retail -- 0.2%
           50,000              Expedia, Inc., 5.95%, 8/15/20                           $     56,066
                                                                                       ------------
                               Total Retailing                                         $     56,066
---------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.1%
                               Drug Retail -- 0.1%
           12,671              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)          $     14,714
                                                                                       ------------
                               Total Food & Staples Retailing                          $     14,714
---------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 1.1%
                               Brewers -- 0.1%
           20,000              Anheuser-Busch InBev Worldwide, Inc.,
                               7.75%, 1/15/19                                          $     22,610
---------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 1.0%
GBP       100,000              Boparan Finance Plc, 5.5%, 7/15/21 (144A)               $    111,699
           70,000              Kraft Heinz Foods Co., 3.5%, 6/6/22                           73,916
           90,000              Post Holdings, Inc., 5.0%, 8/15/26 (144A)                     87,300
           15,000              Post Holdings, Inc., 8.0%, 7/15/25 (144A)                     17,100
                                                                                       ------------
                                                                                       $    290,015
                                                                                       ------------
                               Total Food, Beverage & Tobacco                          $    312,625
---------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                               Managed Health Care -- 0.2%
           30,000              Centene Corp., 5.625%, 2/15/21                          $     31,470
           25,000              Centene Corp., 6.125%, 2/15/24                                26,625
                                                                                       ------------
                                                                                       $     58,095
                                                                                       ------------
                               Total Health Care Equipment & Services                  $     58,095
---------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.3%
                               Pharmaceuticals -- 0.3%
EUR       100,000              Valeant Pharmaceuticals International, Inc.,
                               4.5%, 5/15/23                                           $     83,671
                                                                                       ------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                           $     83,671
---------------------------------------------------------------------------------------------------
                               BANKS -- 4.7%
                               Diversified Banks -- 4.1%
          200,000              Access Bank Plc, 10.5%, 10/19/21                        $    202,500

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               Diversified Banks -- (continued)
INR     2,100,000              Asian Development Bank, 6.2%, 10/6/26                   $     32,108
INR     1,740,000              Asian Development Bank, 6.45%, 8/8/21                         26,462
            9,000      5.95    Citigroup, Inc., Floating Rate Note (Perpetual)                9,338
            6,000      6.25    Citigroup, Inc., Floating Rate Note (Perpetual)                6,460
           75,000      5.90    Citigroup, Inc., Floating Rate Note (Perpetual)               78,112
           75,000              Cooperatieve Rabobank UA, 3.875%, 2/8/22                      81,344
INR       700,000              Inter-American Development Bank, 6.0%, 9/5/17                 10,438
NZD       505,000              International Bank for Reconstruction &
                               Development, 3.5%, 1/22/21                                   370,816
NZD        45,000              International Bank for Reconstruction &
                               Development, 4.625%, 10/6/21                                  34,647
AUD       185,000              International Bank for Reconstruction &
                               Development, 5.75%, 10/21/19                                 155,363
INR     1,350,000              International Bank For Reconstruction &
                               Development, 5.75%, 10/28/19                                  20,214
          100,000              Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                  115,324
           50,000      4.50    Scotiabank Peru SAA, Floating Rate Note,
                               12/13/27 (144A)                                               51,135
                                                                                       ------------
                                                                                       $  1,194,261
---------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- 0.6%
          150,000              Argentine Republic Government International
                               Bond, 7.5%, 4/22/26 (144A)                              $    163,875
                                                                                       ------------
                               Total Banks                                             $  1,358,136
---------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 4.6%
                               Other Diversified Financial Services -- 1.4%
           25,000              Carlyle Holdings II Finance LLC, 5.625%,
                               3/30/43 (144A)                                          $     26,285
IDR 1,790,000,000              European Bank for Reconstruction &
                               Development, 7.375%, 4/15/19                                 138,800
IDR 1,460,000,000              European Investment Bank, 7.2%, 7/9/19 (144A)                112,549
NZD       100,000              JPMorgan Chase & Co., 4.25%, 11/2/18                          72,817
           40,000      6.75    JPMorgan Chase & Co., Floating Rate Note
                               (Perpetual)                                                   44,400
                                                                                       ------------
                                                                                       $    394,851
---------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.6%
          100,000              BM&FBovespa SA -- Bolsa de Valores
                               Mercadorias e Futuros, 5.5%, 7/16/20 (144A)             $    104,500
           56,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                 62,424
                                                                                       ------------
                                                                                       $    166,924
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 23

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               Consumer Finance -- 1.8%
           34,000              Ally Financial, Inc., 5.75%, 11/20/25                   $     34,808
INR    17,800,000              International Finance Corp., 6.3%, 11/25/24                  275,524
INR     3,790,000              International Finance Corp., 7.75%, 12/3/16                   56,865
INR     9,500,000              International Finance Corp., 8.25%, 6/10/21                  154,582
                                                                                       ------------
                                                                                       $    521,779
---------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 0.3%
          100,000              KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)      $    104,679
---------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.5%
           10,000              Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)             $     11,045
           75,000              Morgan Stanley, 4.1%, 5/22/23                                 79,022
           50,000              Morgan Stanley, 4.875%, 11/1/22                               54,918
                                                                                       ------------
                                                                                       $    144,985
                                                                                       ------------
                               Total Diversified Financials                            $  1,333,218
---------------------------------------------------------------------------------------------------
                               INSURANCE -- 2.0%
                               Life & Health Insurance -- 0.6%
           45,000              Protective Life Corp., 7.375%, 10/15/19                 $     51,631
          100,000      5.88    Prudential Financial, Inc., Floating Rate Note,
                               9/15/42                                                      109,500
                                                                                       ------------
                                                                                       $    161,131
---------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 0.3%
           60,000              AXA SA, 8.6%, 12/15/30                                  $     84,300
---------------------------------------------------------------------------------------------------
                               Property & Casualty Insurance -- 0.6%
           35,000              Delphi Financial Group, Inc., 7.875%, 1/31/20           $     40,207
          110,000      6.50    The Allstate Corp., Floating Rate Note, 5/15/57              129,250
                                                                                       ------------
                                                                                       $    169,457
---------------------------------------------------------------------------------------------------
                               Reinsurance -- 0.5%
           30,000              Gullane Segregated Account (Artex SAC Ltd.),
                               Variable Rate Note 11/30/20 (d)(e)                      $     32,553
           30,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)(e)           2,100
           30,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d)(e)          31,230
           30,000              Pangaea Re, Series 2015-2, Principal at Risk
                               Notes, 11/30/19 (d)(e)                                         3,132
           30,000              Pangaea Re, Variable Rate Notes, 2/1/20 (d)(e)                33,360
           30,000              Pangaea Re, Variable Rate Notes, 7/1/18 (d)(e)                   540
JPY     2,513,320              Tralee Segregated Account (Artex SAC Ltd.), Variable
                               Rate Note 7/15/17 (d)(e)                                      23,875
           25,000      5.88    Wilton Re Finance LLC, Floating Rate Note,
                               3/30/33 (144A)                                                25,688
                                                                                       ------------
                                                                                       $    152,478
                                                                                       ------------
                               Total Insurance                                         $    567,366
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.3%
                               Office REIT -- 0.3%
           40,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22     $     43,386
           35,000              Highwoods Realty LP, 3.625%, 1/15/23                          35,655
                                                                                       ------------
                                                                                       $     79,041
                                                                                       ------------
                               Total Real Estate                                       $     79,041
---------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.2%
                               Home Entertainment Software -- 0.2%
           50,000              Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)       $     55,062
                                                                                       ------------
                               Total Software & Services                               $     55,062
---------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                               Computer Hardware Storage & Peripherals -- 0.3%
           75,000              NCR Corp., 6.375%, 12/15/23                             $     79,312
---------------------------------------------------------------------------------------------------
                               Electronic Manufacturing Services -- 0.3%
          100,000              Flex, Ltd., 4.625%, 2/15/20                             $    107,077
                                                                                       ------------
                               Total Technology Hardware & Equipment                   $    186,389
---------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.3%
                               Semiconductor Equipment -- 0.1%
           25,000              Entegris, Inc., 6.0%, 4/1/22 (144A)                     $     25,875
---------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.2%
           55,000              Micron Technology, Inc., 5.25%, 8/1/23 (144A)           $     53,900
                                                                                       ------------
                               Total Semiconductors & Semiconductor Equipment          $     79,775
---------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 1.0%
                               Integrated Telecommunication Services -- 0.7%
           40,000              Frontier Communications Corp., 7.125%, 1/15/23          $     35,975
           19,000              Frontier Communications Corp., 8.5%, 4/15/20                  20,282
           50,000              GCI, Inc., 6.75%, 6/1/21                                      51,625
           25,000              Unison Ground Lease Funding LLC, 2.981%,
                               3/16/43 (144A)                                                24,641
           65,000              Verizon Communications, Inc., 6.55%, 9/15/43                  85,169
                                                                                       ------------
                                                                                       $    217,692
---------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 0.3%
           30,000              Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)         $     32,605
           50,000              SBA Tower Trust, 2.877%, 7/15/21 (144A)                       50,633
                                                                                       ------------
                                                                                       $     83,238
                                                                                       ------------
                               Total Telecommunication Services                        $    300,930
---------------------------------------------------------------------------------------------------
                               UTILITIES -- 2.3%
                               Electric Utilities -- 1.9%
          100,000              Electricite de France SA, 6.0%, 1/22/14 (144A)          $    104,682
          200,000      8.13    Enel S.p.A., Floating Rate Note, 9/24/73 (144A)              233,400

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 25

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               Electric Utilities -- (continued)
           70,000              Public Service Co. of New Mexico, 7.95%, 5/15/18        $     76,439
           50,000      6.25    Southern California Edison Co., Floating Rate
                               Note (Perpetual)                                              55,938
           90,000              Talen Energy Supply LLC, 6.5%, 6/1/25                         75,150
           10,000              West Penn Power Co., 5.95%, 12/15/17 (144A)                   10,424
                                                                                       ------------
                                                                                       $    556,033
---------------------------------------------------------------------------------------------------
                               Gas Utilities -- 0.4%
           86,248              Nakilat, Inc., 6.267%, 12/31/33 (144A)                  $    102,410
                                                                                       ------------
                               Total Utilities                                         $    658,443
---------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $7,270,149)                                       $  7,576,708
---------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 30.8%
           50,000              Fannie Mae, 3.0%, 10/1/46                               $     51,521
           70,000              Fannie Mae, 3.0%, 11/1/46                                     72,144
           70,000              Fannie Mae, 3.0%, 11/14/16 (TBA)                              72,067
           60,000              Fannie Mae, 3.0%, 11/17/16 (TBA)                              62,789
           28,993              Fannie Mae, 3.0%, 5/1/31                                      30,567
           39,052              Fannie Mae, 3.0%, 5/1/43                                      40,285
           24,753              Fannie Mae, 3.0%, 9/1/46                                      25,505
           27,714              Fannie Mae, 3.5%, 1/1/46                                      29,094
          119,935              Fannie Mae, 3.5%, 10/1/45                                    126,602
          985,000              Fannie Mae, 3.5%, 11/14/16 (TBA)                           1,034,096
           41,255              Fannie Mae, 3.5%, 2/1/29                                      43,460
           81,718              Fannie Mae, 3.5%, 4/1/45                                      85,770
          181,999              Fannie Mae, 3.5%, 5/1/44                                     192,686
           53,591              Fannie Mae, 3.5%, 8/1/45                                      56,280
           34,747              Fannie Mae, 3.5%, 8/1/46                                      36,541
          163,676              Fannie Mae, 3.5%, 9/1/42                                     173,123
           39,864              Fannie Mae, 3.5%, 9/1/46                                      41,922
          133,341              Fannie Mae, 4.0%, 11/1/44                                    142,709
           24,393              Fannie Mae, 4.0%, 5/1/46                                      26,133
           24,866              Fannie Mae, 4.0%, 8/1/46                                      26,646
          135,000              Fannie Mae, 4.5%, 11/14/16 (TBA)                             147,551
           20,065              Fannie Mae, 4.5%, 4/1/41                                      21,943
           20,879              Fannie Mae, 5.0%, 6/1/40                                      23,129
          215,000              Federal Home Loan Mortgage Corp., 3.0%,
                               11/14/16 (TBA)                                               221,336
           19,980              Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                20,715
           24,962              Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                25,720
          133,010              Federal Home Loan Mortgage Corp., 3.5%, 11/1/45              140,464

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
           50,000              Federal Home Loan Mortgage Corp., 3.5%,
                               11/14/16 (TBA)                                          $     52,475
          143,249              Federal Home Loan Mortgage Corp., 3.5%, 12/1/44              150,309
           22,978              Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                24,125
           39,459              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                41,774
          148,606              Federal Home Loan Mortgage Corp., 4.0%, 1/1/44               158,906
           16,935              Federal Home Loan Mortgage Corp., 4.0%, 12/1/44               18,107
           28,256              Federal Home Loan Mortgage Corp., 4.0%, 3/1/46                30,247
          257,831              Federal Home Loan Mortgage Corp., 4.0%, 5/1/44               275,628
           24,932              Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                26,700
           52,244              Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                57,182
           36,838              Federal Home Loan Mortgage Corp., 5.0%, 10/1/38               40,710
           31,609              Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                34,939
           26,159              Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                30,443
           18,743              Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                22,112
           51,182              Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                58,636
           29,466              Federal National Mortgage Association, 3.5%, 7/1/46           30,942
          137,798              Government National Mortgage Association I,
                               3.5%, 1/15/45                                                146,090
           37,996              Government National Mortgage Association I,
                               4.5%, 1/15/40                                                 42,375
           29,679              Government National Mortgage Association I,
                               4.5%, 7/15/41                                                 32,789
           32,174              Government National Mortgage Association I,
                               4.5%, 9/15/40                                                 35,651
           39,913              Government National Mortgage Association II,
                               3.0%, 9/20/46                                                 41,631
           44,920              Government National Mortgage Association II,
                               4.5%, 9/20/41                                                 49,371
        1,975,000              U.S. Treasury Bill, 11/10/16 (c)                           1,974,942
        1,735,000              U.S. Treasury Bill, 11/17/16 (c)                           1,734,863
           25,000              U.S. Treasury Bonds, 2.25%, 8/15/46                           23,251
          419,344              U.S. Treasury Inflation Indexed Bonds,
                               0.75%, 2/15/45                                               421,288
          228,708              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46         246,386
           75,000              U.S. Treasury Notes, 1.125%, 7/31/21                          74,326
                                                                                       ------------
                                                                                       $  8,846,996
---------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS
                               (Cost $8,720,800)                                       $  8,846,996
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 27

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS -- 36.1%
          200,000              Africa Finance Corp., 4.375%, 4/29/20 (144A)            $    208,408
EUR        50,000              Austria Government Bond, 4.15%, 3/15/37
                               (144A) (144A)                                                 89,011
          200,000              Brazil Minas SPE via State of Minas Gerais,
                               5.333%, 2/15/28 (144A)                                       196,000
BRL       250,000              Brazilian Government International Bond,
                               10.25%, 1/10/28                                               80,368
EUR       540,000              Bundesrepublik Deutschland, 1.0%, 8/15/25                    644,043
CAD       700,000              Canadian Government Bond, 1.75%, 9/1/19                      538,742
CAD       750,000              Canadian Government Bond, 2.25%, 6/1/25                      610,606
          250,000              City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)          269,375
          200,000              Gabon Government International Bond, 6.375%,
                               12/12/24 (144A)                                              183,356
GHS       370,000              Ghana Government Bond, 24.5%, 4/22/19                         98,147
GHS       140,000              Ghana Government Bond, 24.75%, 7/19/21                        40,828
          200,000              Ivory Coast Government International Bond,
                               5.375%, 7/23/24 (144A)                                       201,704
          200,000              Ivory Coast Government International Bond,
                               6.375%, 3/3/28 (144A)                                        208,646
JPY    60,000,000              Japan Government Ten Year Bond, 1.0%, 9/20/26                580,501
JPY    20,000,000              Japan Government Ten Year Bond, 1.0%, 12/20/21               202,353
JPY    20,000,000              Japan Government Twenty Year Bond, 1.5%, 3/20/19             198,635
          200,000              Kenya Government International Bond, 6.875%,
                               6/24/24 (144A)                                               199,500
MXN     3,830,000              Mexican Bonos, 4.75%, 6/14/18                                200,531
MXN     2,400,000              Mexican Bonos, 6.5%, 6/9/22                                  129,947
MXN       300,000              Mexican Bonos, 7.5%, 6/3/27                                   17,240
MXN     3,726,953              Mexican Udibonos, 2.0%, 6/9/22                               190,465
MXN     4,945,824              Mexican Udibonos, 3.5%, 12/14/17                             267,859
EUR       100,000              Mexico Government International Bond, 4.0%, 3/15/15           99,023
          200,000              Namibia International Bonds, 5.25%,
                               10/29/25 (144A)                                              207,762
NZD       905,000              New Zealand Government Bond, 4.5%, 4/15/27                   750,699
NZD     1,250,000              New Zealand Government Bond, 5.5%, 4/15/23                 1,057,809
NOK     1,800,000              Norway Government Bond, 2.0%, 5/24/23                        229,305
NOK     2,700,000              Norway Government Bond, 4.5%, 5/22/19                        357,394
          150,000              Provincia de Buenos Aires Argentina, 9.125%,
                               3/16/24 (144A)                                               166,125
          150,000              Provincia de Buenos Aires Argentina, 9.95%,
                               6/9/21 (144A)                                                171,000
          150,000              Provincia de Cordoba, 7.125%, 6/10/21 (144A)                 155,250
AUD        90,000              Queensland Treasury Corp., 5.5%, 6/21/21                      78,721
AUD       100,000              Queensland Treasury Corp., 5.75%, 7/22/24                     93,357

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS -- (continued)
          200,000              Republic of Argentina Government Bond,
                               6.625%, 7/6/28                                          $    205,700
RON       380,000              Romania Government Bond, 5.85%, 4/26/23                      109,082
RON       570,000              Romania Government Bond, 5.95%, 6/11/21                      160,977
SEK     2,300,000              Sweden Government Bond, 2.5%, 5/12/25                        307,973
GBP       500,000              United Kingdom Gilt, 1.75%, 7/22/19                          635,886
GBP        70,000              United Kingdom Gilt, 4.25%, 9/7/39                           124,030
GBP        75,000              United Kingdom Gilt, 8.75%, 8/25/17                           98,227
                                                                                       ------------
                                                                                       $ 10,364,585
---------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $11,075,777)                                      $ 10,364,585
---------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 2.4% (f)
                               Municipal General -- 0.6%
           70,000              JobsOhio Beverage System, 3.985%, 1/1/29                $     77,430
           20,000              JobsOhio Beverage System, 4.532%, 1/1/35                      22,652
           30,000              Virginia Commonwealth Transportation Board,
                               4.0%, 5/15/31                                                 32,988
           30,000              Virginia Commonwealth Transportation Board,
                               4.0%, 5/15/32                                                 32,772
                                                                                       ------------
                                                                                       $    165,842
---------------------------------------------------------------------------------------------------
                               Higher Municipal Education -- 0.7%
           25,000              Baylor University, 4.313%, 3/1/42                       $     27,084
           25,000              California Educational Facilities Authority
                               Revenue, 5.0%, 6/1/46                                         35,005
           15,000      0.40    Massachusetts Health & Educational Facilities
                               Authority, Floating Rate Note, 11/1/49                        15,000
           25,000              Massachusetts Institute of Technology, 5.6%, 7/1/11           32,964
           15,000              Massachusetts State Development Finance
                               Agency Revenue, 5.0%, 7/15/40                                 20,688
           50,000              University of Virginia, Green Bond Series A,
                               5.0%, 4/1/45                                                  59,267
                                                                                       ------------
                                                                                       $    190,008
---------------------------------------------------------------------------------------------------
                               Municipal Medical -- 0.5%
          160,000      0.54    Harris County Health Facilities Development Corp.,
                               Floating Rate Note, 12/1/41                             $    160,000
---------------------------------------------------------------------------------------------------
                               Municipal School District -- 0.2%
           25,000              Frisco Independent School District, 4.0%, 8/15/40       $     27,012
           25,000              Frisco Independent School District, 4.0%, 8/15/45             26,917
                                                                                       ------------
                                                                                       $     53,929
---------------------------------------------------------------------------------------------------
                               Municipal Obligation -- 0.4%
           50,000              State of Texas, 4.0%, 10/1/44                           $     53,718

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 29

---------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                           Value
---------------------------------------------------------------------------------------------------
                               Municipal Obligation -- (continued)
           50,000              State of Washington, 5.0%, 7/1/30                       $     59,956
                                                                                       ------------
                                                                                       $    113,674
---------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $650,381)                                         $    683,453
---------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 0.3%**
                               AUTOMOBILES & COMPONENTS -- 0.2%
                               Auto Parts & Equipment -- 0.2%
           49,607      3.75    MPG Holdco I, Inc., Tranche B-1 Term Loan
                               (2015), 10/20/21                                        $     49,868
                                                                                       ------------
                               Total Automobiles & Components                          $     49,868
---------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                               Health Care Facilities -- 0.1%
           49,620      4.25    Kindred Healthcare, Inc., Tranche B Loan (First
                               Lien), 4/10/21                                          $     49,722
                                                                                       ------------
                               Total Health Care Equipment & Services                  $     49,722
---------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                               (Cost $94,571)                                          $     99,590
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                               MUTUAL FUND -- 1.8%
                               DIVERSIFIED FINANCIALS -- 1.8%
                               Asset Management & Custody Banks -- 1.8%
           46,226              Pioneer ILS Interval Fund (g)                           $    511,726
---------------------------------------------------------------------------------------------------
                               TOTAL MUTUAL FUND
                               (Cost $490,000)                                         $    511,726
---------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 104.2%
                               (Cost $30,108,360) (a) (h)                              $ 29,914,168
---------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- (4.2)%                    $ (1,197,813)
---------------------------------------------------------------------------------------------------
                               NET ASSETS -- 100.0%                                    $ 28,716,355
===================================================================================================

+           Amount rounds to less than 0.1%.

(TBA)       To Be Announced securities.

(Perpetual) Security with no stated maturity date.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2016, the value of these securities amounted to $5,483,745 or 19.1% of net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $30,122,324 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                   $  1,283,202
              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                     (1,491,358)
                                                                                  ------------
              Net unrealized depreciation                                         $   (208,156)
                                                                                  ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At October 31, 2016, the value of these securities amounted to $126,790 or 0.4% of net assets. See Notes to Financial Statements -- Note 1I.

(e)         Rate to be determined.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g)         Affiliated fund managed by Pioneer Investment Management, Inc.

(h) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            United States                                                  54.8%
            New Zealand                                                     6.0
            Canada                                                          4.5
            United Kingdom                                                  4.3
            Argentina                                                       3.9
            Mexico                                                          3.5
            Japan                                                           3.2
            Germany                                                         2.2
            Norway                                                          1.9
            Cote D'Ivoire                                                   1.3
            Nigeria                                                         1.3
            Australia                                                       1.1
            Cayman Islands                                                  1.1
            Other (individually less than 1%)                              10.9
                                                                          ------
                                                                          100.0%
                                                                          ======

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 31

Principal amounts are denominated in U.S. Dollars unless otherwise noted:
AUD        Australian Dollar
BRL        Brazilian Real
CAD        Canadian Dollar
EUR        Euro
GBP        British Pound Sterling
GHS        Ghanian Cedis
INR        Indian Rupee
IDR        Indonesian Rupiah
JPY        Japanese Yen
MXN        Mexican Peso
NOK        Norwegian Krone
NZD        New Zealand Dollar
RON        Romanian New Leu
SEK        Swedish Krona

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                              Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities          $1,028,973          $ 1,975,870
Other Long-Term Securities                    $8,801,286          $10,332,167

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $231,370 and $126,659, respectively, which resulted in a net realized gain of $24,171.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------
Notional                        Obligation               Credit      Expiration   Premiums   Unrealized
Principal ($)(1)   Exchange     Entity/Index    Coupon   Rating(2)   Date         Paid       Appreciation
---------------------------------------------------------------------------------------------------------
         343,332   Chicago      Markit CDX      5.00%    BBB+        12/20/19     $18,632    $4,492
                   Mercantile   North America
                   Exchange     High Yield
                                Index
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------
Notional                          Obligation              Credit      Expiration   Premiums     Unrealized
Principal ($)(1)   Counterparty   Entity/Index   Coupon   Rating(2)   Date         (Received)   (Depreciation)
--------------------------------------------------------------------------------------------------------------
          50,000   Morgan         Diamond        1.00%    BBB+        12/20/19     $(1,873)     $(622)
                   Stanley        Offshore
                   Capital        Drill Inc.
                   Services LLC
--------------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 33

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                           Level 1      Level 2         Level 3     Total
-------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                $      --    $     88,765    $      --   $     88,765
Preferred Stocks                               5,897              --           --          5,897
Convertible Preferred Stock                  141,330              --           --        141,330
Asset Backed Securities                           --         247,475           --        247,475
Collateralized Mortgage Obligations               --       1,347,643           --      1,347,643
Corporate Bonds
  Insurance
    Reinsurance                                   --          25,688      126,790        152,478
  All Other Corporate Bonds                       --       7,424,230           --      7,424,230
U.S. Government Agency Obligations                --       8,846,996           --      8,846,996
Foreign Government Bonds                          --      10,364,585           --     10,364,585
Municipal Bonds                                   --         683,453           --        683,453
Senior Floating Rate Loan Interests               --          99,590           --         99,590
Mutual Fund                                       --         511,726           --        511,726
-------------------------------------------------------------------------------------------------
Total                                      $ 147,227    $ 29,640,151    $ 126,790   $ 29,914,168
=================================================================================================

Other Financial Instruments
Unrealized appreciation on
  futures contracts                        $  52,051    $         --    $      --   $     52,051
Unrealized depreciation on
  futures contracts                          (24,563)             --           --        (24,563)
Unrealized appreciation on forward
  foreign currency contracts                      --         129,365           --        129,365
Unrealized depreciation on forward
  foreign currency contracts                      --         (37,433)          --        (37,433)
Unrealized appreciation on centrally
  cleared swap contract                           --           4,492           --          4,492
Unrealized depreciation on swap contract          --            (622)          --           (622)
-------------------------------------------------------------------------------------------------
Total Other Financial Instruments          $  27,488    $     95,802    $      --   $    123,290
=================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------
                                                         Corporate
                                                         Bonds
------------------------------------------------------------------
Balance as of 10/31/15                                   $ 86,744
Realized gain (loss)(1)                                       110
Change in unrealized appreciation (depreciation)(2)        11,647
Purchases                                                  90,000
Sales                                                     (61,711)
Changes between Level 3*                                       --
------------------------------------------------------------------
Balance as of 10/31/16                                   $126,790
==================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 10/31/16                                                 $12,256
                                                                               -------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 35

Statement of Assets and Liabilities | 10/31/16

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $29,618,360)       $29,402,442
  Investment in securities of affiliated issuers, at value (cost $490,000)                511,726
--------------------------------------------------------------------------------------------------
  Total investment in securities, at value (cost $30,108,360)                         $29,914,168
  Cash                                                                                    245,213
  Foreign currencies, at value (cost $185,992)                                            183,687
  Restricted cash*                                                                         92,851
  Receivables --
     Investment securities sold                                                           395,906
     Fund shares sold                                                                       6,230
     Interest                                                                             230,903
  Unrealized appreciation on forward foreign currency contracts                           129,365
  Due from Pioneer Investment Management, Inc.                                              2,060
  Other assets                                                                             38,057
--------------------------------------------------------------------------------------------------
        Total assets                                                                  $31,238,440
==================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $ 2,307,734
     Fund shares repurchased                                                                8,759
     Distributions                                                                         31,114
     Trustee fees                                                                             596
  Variation margin for centrally cleared swap contracts                                       196
  Variation margin for futures contracts                                                    1,887
  Unrealized depreciation on forward foreign currency contracts                            37,433
  Due to affiliates                                                                        13,783
  Accrued expenses                                                                        120,583
--------------------------------------------------------------------------------------------------
        Total liabilities                                                             $ 2,522,085
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $28,980,843
  Distributions in excess of net investment income                                       (136,437)
  Accumulated net realized loss on investments, futures contracts,
     swap contracts and foreign currency transactions                                     (53,074)
  Net unrealized depreciation on investments                                             (194,192)
  Net unrealized appreciation on futures contracts                                         27,488
  Net unrealized appreciation on swap contracts                                             3,870
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                        87,857
--------------------------------------------------------------------------------------------------
        Net assets                                                                    $28,716,355
==================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $13,579,351/1,281,491 shares)                                    $     10.60
   Class C (based on $4,370,070/411,219 shares)                                       $     10.63
   Class Y (based on $10,766,934/1,007,155 shares)                                    $     10.69
MAXIMUM OFFERING PRICE:
   Class A ($10.60 (divided by) 95.5%)                                                $     11.10
==================================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Statement of Operations

For the Year Ended 10/31/16

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $3,768)                      $1,133,544
  Dividends (net of foreign taxes withheld of $266)                           10,732
----------------------------------------------------------------------------------------------------
        Total investment income                                                          $1,144,276
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  139,555
  Transfer agent fees
     Class A                                                                   4,241
     Class C                                                                   2,582
     Class Y                                                                     463
  Distribution fees
     Class A                                                                  32,610
     Class C                                                                  43,100
  Shareholder communications expense                                         133,345
  Administrative expense                                                      31,093
  Custodian fees                                                              35,386
  Registration fees                                                           45,315
  Professional fees                                                           64,789
  Printing expense                                                            34,131
  Pricing expense                                                             27,039
  Fees and expenses of non-affiliated Trustees                                 7,062
  Miscellaneous                                                               15,634
----------------------------------------------------------------------------------------------------
     Total expenses                                                                      $  616,345
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                             (319,208)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                        $  297,137
----------------------------------------------------------------------------------------------------
        Net investment income                                                            $  847,139
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                          $  (75,770)
     Futures contracts                                                      (104,623)
     Swap contracts                                                           17,875
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                   (364,009)    $ (526,527)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated issuer of $21,726)            $  882,141
     Futures contracts                                                        15,032
     Swap contracts                                                             (677)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                    300,437     $1,196,933
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, swap contracts and foreign
     currency transactions                                                               $  670,406
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $1,517,545
====================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 37

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended
                                                                     10/31/16         10/31/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   847,139      $   834,004
Net realized gain (loss) on investments, futures contracts,
  swap contracts, written options and forward foreign
  currency contracts and other assets and liabilities
  denominated in foreign currencies                                     (526,527)         356,921
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, swap contracts,
  written options and foreign currency transactions                    1,196,933       (1,470,300)
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                              $ 1,517,545      $  (279,375)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.28 and $0.31 per share, respectively)               $  (353,498)     $  (362,600)
     Class C ($0.19 and $0.21 per share, respectively)                   (80,543)         (90,523)
     Class Y ($0.31 and $0.34 per share, respectively)                  (343,125)        (391,265)
--------------------------------------------------------------------------------------------------
Net realized gain:
     Class A ($0.00 and $0.10 per share, respectively)                        --         (103,854)
     Class C ($0.00 and $0.10 per share, respectively)                        --          (36,964)
     Class Y ($0.00 and $0.10 per share, respectively)                        --         (110,052)
--------------------------------------------------------------------------------------------------
Tax return of capital:
     Class A ($0.08 and $0.00, respectively)                            (104,457)              --
     Class C ($0.08 and $0.00, respectively)                             (34,504)              --
     Class Y ($0.08 and $0.00, respectively)                             (88,241)              --
--------------------------------------------------------------------------------------------------
        Total distributions to shareowners                           $(1,004,368)     $(1,095,258)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (a)(b):
Net proceeds from sale of shares                                     $ 4,445,955      $ 5,423,057
Reinvestment of distributions                                            501,412          502,776
Cost of shares repurchased                                            (5,772,331)      (3,804,827)
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                                      $  (824,964)     $ 2,121,006
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                           $  (311,787)     $   746,373
NET ASSETS:
Beginning of year                                                    $29,028,142      $28,281,769
--------------------------------------------------------------------------------------------------
End of year                                                          $28,716,355      $29,028,142
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $  (136,437)     $   344,017
==================================================================================================

(a) At October 31, 2016, Pioneer Solutions-Growth Fund owned 11.5% of the value of outstanding shares of Pioneer Global Multisector Income Fund.

(b) At October 31, 2016, Pioneer Solutions-Balanced Fund owned 12.6% of the value of outstanding shares of Pioneer Global Multisector Income Fund.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------
                                  Year Ended     Year Ended       Year Ended     Year Ended
                                  10/31/16       10/31/16         10/31/15       10/31/15
                                  Shares         Amount           Shares         Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                        252,692       $ 2,632,483       326,667       $ 3,484,765
Reinvestment of distributions       38,692           401,821        37,797           402,829
Less shares repurchased           (234,361)       (2,430,066)     (203,771)       (2,170,537)
---------------------------------------------------------------------------------------------
     Net increase                   57,023       $   604,238       160,693       $ 1,717,057
=============================================================================================
Class C
Shares sold                        112,725       $ 1,164,736       128,101       $ 1,375,286
Reinvestment of distributions        6,441            67,019         6,729            72,072
Less shares repurchased           (102,171)       (1,056,421)     (120,509)       (1,279,738)
---------------------------------------------------------------------------------------------
     Net increase                   16,995       $   175,334        14,321       $   167,620
=============================================================================================
Class Y
Shares sold                         62,209       $   648,736        52,402       $   563,006
Reinvestment of distributions        3,104            32,572         2,593            27,875
Less shares repurchased           (218,162)       (2,285,844)      (33,109)         (354,552)
---------------------------------------------------------------------------------------------
     Net increase
        (decrease)                (152,849)      $(1,604,536)       21,886       $   236,329
=============================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 39

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                                       Year        Year        Year      Year       Year
                                                                       Ended       Ended       Ended     Ended      Ended
                                                                       10/31/16    10/31/15    10/31/14  10/31/13   10/31/12
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $ 10.40     $ 10.91     $ 10.98   $ 11.49    $ 11.22
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                        $  0.31(b)  $  0.31(b)  $  0.38   $  0.30    $  0.36
   Net realized and unrealized gain (loss) on investments                 0.25       (0.41)      (0.04)    (0.35)      0.29
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.56     $ (0.10)    $  0.34   $ (0.05)   $  0.65
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                               $ (0.28)    $ (0.31)    $ (0.35)  $ (0.29)   $ (0.36)
   Net realized gain                                                        --       (0.10)      (0.06)    (0.17)     (0.02)
   Tax return of capital                                                 (0.08)         --          --        --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.36)    $ (0.41)    $ (0.41)  $ (0.46)   $ (0.38)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  0.20     $ (0.51)    $ (0.07)  $ (0.51)   $  0.27
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 10.60     $ 10.40     $ 10.91   $ 10.98    $ 11.49
===============================================================================================================================
Total return*                                                             5.59%      (1.00)%      3.16%    (0.45)%     5.98%
Ratio of net expenses to average net assets (a)                           1.00%       1.00%       1.01%     1.00%      1.00%
Ratio of net investment income (loss) to average net assets               2.99%       2.87%       3.57%     3.36%      3.26%
Portfolio turnover rate                                                     37%         34%         51%       33%        29%
Net assets, end of period (in thousands)                               $13,579     $12,737     $11,601   $ 6,888    $ 9,128
Ratios with no waiver of fees and assumption of expenses by
   Pioneer Investment Management, Inc. and no reduction for
   fees paid indirectly:
   Total expenses to average net assets (a)                               2.67%       2.67%       2.52%     2.05%      1.65%
   Net investment income (loss) to average net assets                     1.32%       1.20%       2.06%     2.31%      2.60%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The  accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year         Year       Year        Year
                                                                Ended        Ended        Ended      Ended       Ended
                                                                10/31/16     10/31/15     10/31/14   10/31/13    10/31/12
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $ 10.43      $ 10.94      $ 11.01    $ 11.51     $ 11.23
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.22(b)   $  0.21(b)   $  0.29    $  0.20     $  0.26
   Net realized and unrealized gain (loss) on investments          0.25        (0.41)       (0.05)     (0.34)       0.30
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.47      $ (0.20)     $  0.24    $ (0.14)    $  0.56
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.19)     $ (0.21)     $ (0.25)   $ (0.19)    $ (0.26)
   Net realized gain                                                 --        (0.10)       (0.06)     (0.17)      (0.02)
   Tax return of capital                                          (0.08)          --           --         --          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.27)     $ (0.31)     $ (0.31)   $ (0.36)    $ (0.28)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.20      $ (0.51)     $ (0.07)   $ (0.50)    $  0.28
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.63      $ 10.43      $ 10.94    $ 11.01     $ 11.51
===========================================================================================================================
Total return*                                                      4.67%       (1.87)%       2.24%     (1.24)%      5.09%
Ratio of net expenses to average net assets (a)                    1.90%        1.90%        1.91%      1.90%       1.90%
Ratio of net investment income (loss) to average net assets        2.10%        1.96%        2.67%      2.46%       2.33%
Portfolio turnover rate                                              37%          34%          51%        33%         29%
Net assets, end of period (in thousands)                        $ 4,370      $ 4,113      $ 4,156    $ 3,847     $ 4,414
Ratios with no waiver of fees and assumption of expenses by
   Pioneer Investment Management, Inc. and no reduction for
   fees paid indirectly:
   Total expenses to average net assets (a)                        2.53%        2.56%        2.71%      2.75%       2.39%
   Net investment income (loss) to average net assets              1.46%        1.30%        1.87%      1.61%       1.84%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 41

---------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year         Year       Year        Year
                                                                Ended        Ended        Ended      Ended       Ended
                                                                10/31/16     10/31/15     10/31/14   10/31/13    10/31/12
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $ 10.50      $ 11.00      $ 11.07    $ 11.59     $ 11.30
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.34(b)   $  0.33(b)   $  0.42    $  0.33     $  0.39
   Net realized and unrealized gain (loss) on investments          0.24        (0.39)       (0.05)     (0.36)       0.30
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.58      $ (0.06)     $  0.37    $ (0.03)    $  0.69
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.31)     $ (0.34)     $ (0.38)   $ (0.32)    $ (0.38)
   Net realized gain                                                 --        (0.10)       (0.06)     (0.17)      (0.02)
   Tax return of capital                                          (0.08)          --           --         --          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.39)     $ (0.44)     $ (0.44)   $ (0.49)    $ (0.40)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.19      $ (0.50)     $ (0.07)   $ (0.52)    $  0.29
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.69      $ 10.50      $ 11.00    $ 11.07     $ 11.59
===========================================================================================================================
Total return*                                                      5.73%       (0.62)%       3.42%     (0.25)%      6.24%
Ratio of net expenses to average net assets (a)                    0.75%        0.75%        0.76%      0.75%       0.79%
Ratio of net investment income (loss) to average net assets        3.24%        3.12%        3.81%      3.58%       3.42%
Portfolio turnover rate                                              37%          34%          51%        33%         29%
Net assets, end of period (in thousands)                        $10,767      $12,178      $12,525    $17,438     $15,297
Ratios with no waiver of fees and assumption of expenses by
   Pioneer Investment Management, Inc. and no reduction for
   fees paid indirectly:
   Total expenses to average net assets (a)                        1.41%        1.39%        1.50%      1.57%       1.18%
   Net investment income (loss) to average net assets              2.59%        2.48%        3.07%      2.76%       3.04%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Notes to Financial Statements | 10/31/16

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 43

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at

44 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2016, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 45

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

46 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2016, the Fund reclassified $323,225 to decrease undistributed net investment income, $550,427 to decrease accumulated net realized loss on investments futures contracts, swap contracts and foreign currency transactions and $227,202 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At October 31, 2016, the Fund was permitted to carry forward indefinitely $25,586 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     During the year ended October 31, 2016, a capital loss carryforward of $38,932 was utilized to offset net realized gains by the fund.

     The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015, were as follows:

     ---------------------------------------------------------------------------
                                                        2016                2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $  777,166          $  856,632
     Long-term capital gain                               --             238,626
     Return of capital                               227,202                  --
     ---------------------------------------------------------------------------
        Total                                     $1,004,368          $1,095,258
     ===========================================================================

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 47

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                        $ (25,586)
     Current year dividend payable                                      (31,114)
     Unrealized depreciation                                           (207,788)
     ---------------------------------------------------------------------------
         Total                                                        $(264,488)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to sidecars, the mark-to-market of forward, swaps and futures contracts, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit, earned $1,634 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2016.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

48 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

H.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

I.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 49 principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information.

     Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2016 was $86,550 and is recorded within "Restricted cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation

50 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2016, was $(3,977,701).

     At October 31, 2016, open futures contracts were as follows:

     ----------------------------------------------------------------------------------------------
                                                                                     Net
                                          Number of                                  Unrealized
                                          Contracts      Settlement                  Appreciation
     Type                  Counterparty   Long/(Short)   Month        Value          (Depreciation)
     ----------------------------------------------------------------------------------------------
     Euro Bund             Citibank NA     10            12/16        $ 1,778,356    $(24,563)
     US 10 Yr Note (CBT)   Citibank NA    (28)           12/16         (3,629,500)     45,687
     US 5 Yr Note (CBT)    Citibank NA    (11)           12/16         (1,328,765)      6,364
     ----------------------------------------------------------------------------------------------
        Total                                                         $(3,179,909)   $ 27,488
     ==============================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended October 31, 2016, the Fund had no open repurchase agreements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 51

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

52 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at October 31, 2016 was $25,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at October 31, 2016, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2016 was $16,146.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2016, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $12,860 in management fees, administrative costs and certain other reimbursements due to PIM at October 31, 2016.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 53

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $128,575
Class C                                                                    3,300
Class Y                                                                    1,470
--------------------------------------------------------------------------------
   Total                                                                $133,345
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $923 in distribution fees payable to PFD at October 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2016, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

During the year ended October 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close

54 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2016, was $(4,869,365).

Open forward foreign currency contracts at October 31, 2016, were as follows:

-------------------------------------------------------------------------------------------------------
                                           In
Currency                       Currency    Exchange                           Settlement   Unrealized
Sold            Deliver        Purchased   For             Counterparty       Date         Appreciation
-------------------------------------------------------------------------------------------------------
CAD                (936,492)   USD               714,710   Goldman Sachs      11/4/16      $ 16,946
                                                           International
GBP                (312,841)   USD               420,757   Brown Brothers     11/8/16        37,767
                                                           Harriman & Co.
NZD                (195,737)   AUD               189,804   JP Morgan          12/13/16        4,486
                                                           Chase Bank NA
HUF             (66,994,656)   USD               243,174   Citibank NA        12/16/16        5,097
                                                           New York NY
NZD              (3,559,854)   USD             2,586,634   JP Morgan          11/21/16       44,034
                                                           Chase Bank NA
GBP                (343,228)   USD               438,100   Brown Brothers     12/29/16       17,339
                                                           Harriman & Co.
JPY             (64,172,475)   USD               615,767   Citibank NA        12/8/16         3,203
                                                           New York NY
USD                (500,789)   IDR         6,617,921,613   Goldman Sachs      1/17/17           493
                                                           International
-------------------------------------------------------------------------------------------------------
Total                                                                                      $129,365
=======================================================================================================

-------------------------------------------------------------------------------------------------------
                                              In
Currency                       Currency       Exchange                        Settlement   Unrealized
Sold             Deliver       Purchased      For          Counterparty       Date         Depreciation
-------------------------------------------------------------------------------------------------------
USD                (746,542)   JPY            75,918,298   JP Morgan          12/8/16      $(21,857)
                                                           Chase Bank NA
AUD                (265,102)   USD               198,143   JP Morgan          11/16/16       (3,364)
                                                           Chase Bank NA
ZAR              (1,555,001)   USD               111,696   Citibank NA        11/3/16        (3,595)
                                                           New York NY
USD                 (12,141)   NOK                97,500   JP Morgan          1/3/17           (351)
                                                           Chase Bank NA
USD                (111,117)   EUR                98,400   Citibank NA        1/4/17         (2,877)
                                                           New York NY
MXN              (1,441,213)   USD                74,270   Societe Generale   11/3/16        (1,986)
USD                (618,900)   EUR               560,000   Brown Brothers     1/4/17         (2,905)
                                                           Harriman & Co.
EUR                 (96,762)   USD               105,939   Goldman Sachs      1/4/17           (498)
                                                           International
-------------------------------------------------------------------------------------------------------
Total                                                                                      $(37,433)
=======================================================================================================

AUD                    Australian Dollar
CAD                      Canadian Dollar
EUR                                 Euro
GBP               British Pound Sterling
HUF                     Hungarian Forint
IDR                    Indonesian Rupiah
JPY                         Japanese Yen
MXN                         Mexican Peso
NOK                      Norwegian Krone
NZD                   New Zealand Dollar
ZAR                   South African Rand

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 55

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October, 31 2016.

56 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

------------------------------------------------------------------------------------------------------
                      Derivative
                      Assets
                      Subject to         Derivatives     Non-Cash       Cash           Net Amount
                      Master Netting     Available       Collateral     Collateral     of Derivative
Counterparty          Agreement          for Offset      Received (a)   Received (a)   Assets (b)
------------------------------------------------------------------------------------------------------
Societe Generale      $     --           $     --        $ --           $ --           $    --
Morgan Stanley
 Capital
 Services LLC               --                 --          --             --                --
Goldman Sachs
 International          17,439               (498)         --             --            16,941
Citibank NA
 New York NY             8,300             (6,472)         --             --             1,828
Brown Brothers
 Harriman & Co.         55,106             (2,905)         --             --            52,201
JPMorgan Chase
 Bank NA                48,520            (25,572)         --             --            22,948
------------------------------------------------------------------------------------------------------
Total                 $129,365           $(35,447)       $ --           $ --           $93,918
======================================================================================================

------------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to         Derivatives     Non-Cash       Cash           Net Amount
                      Master Netting     Available       Collateral     Collateral     of Derivative
Counterparty          Agreement          for Offset      Pledged (a)    Pledged (a)    Liabilities (b)
------------------------------------------------------------------------------------------------------
Societe Generale      $ 1,986            $     --        $ --           $  --          $ 1,986
Morgan Stanley
 Capital
 Services LLC             622                  --          --            (622)              --
Goldman Sachs
 International            498                (498)         --              --               --
Citibank NA
 New York NY            6,472              (6,472)         --              --               --
Brown Brothers
 Harriman & Co.         2,905              (2,905)         --              --               --
JPMorgan
 Chase Bank NA         25,572             (25,572)         --              --               --
------------------------------------------------------------------------------------------------------
Total                 $38,055            $(35,447)       $ --           $(622)         $ 1,986
======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 57

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

------------------------------------------------------------------------------------
                                                      Foreign
Statement of Assets              Interest    Credit   Exchange    Equity   Commodity
and Liabilities                  Rate Risk   Risk     Rate Risk   Risk     Risk
------------------------------------------------------------------------------------
Assets
  Unrealized appreciation on
     forward foreign
     currency contracts          $    --     $   --   $129,365    $ --     $ --
  Unrealized appreciation on
     futures contracts*           52,051         --         --      --       --
  Unrealized appreciation on
     centrally cleared
     swap contracts                   --      4,492         --      --       --
------------------------------------------------------------------------------------
  Total Value                    $52,051     $4,492   $129,365    $ --     $ --
====================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

58 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

------------------------------------------------------------------------------------
                                                      Foreign
Statement of Assets              Interest    Credit   Exchange    Equity   Commodity
and Liabilities                  Rate Risk   Risk     Rate Risk   Risk     Risk
------------------------------------------------------------------------------------
Liabilities
  Unrealized depreciation
     on forward foreign
     currency contracts          $    --     $ --     $37,433     $ --     $ --
  Unrealized depreciation
     on futures contracts*        24,563       --          --       --       --
  Unrealized depreciation on
     swap contracts                   --      622          --       --       --
------------------------------------------------------------------------------------
  Total Value                    $24,563     $622     $37,433     $ --     $ --
====================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2016 was as follows:

-----------------------------------------------------------------------------------------
                                                           Foreign
Statement of                       Interest     Credit     Exchange    Equity   Commodity
Operations                         Rate Risk    Risk       Rate Risk   Risk     Risk
-----------------------------------------------------------------------------------------
Net realized gain (loss) on
  Futures contracts                $(104,623)   $    --    $      --   $ --     $ --
  Swap contracts                          --     17,875           --     --       --
  Forward foreign
     currency contracts**                 --         --     (373,418)    --       --
-----------------------------------------------------------------------------------------
  Total Value                      $(104,623)   $17,875    $(373,418)  $ --     $ --
=========================================================================================
Change in net unrealized
  appreciation (depreciation) on
  Futures contracts                $  15,032    $    --    $      --   $ --     $ --
  Swap contracts                          --       (677)          --     --       --
  Forward foreign
     currency contracts**                 --         --      284,303     --       --
-----------------------------------------------------------------------------------------
  Total Value                      $  15,032    $  (677)   $ 284,303   $ --     $ --
=========================================================================================

** Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 59

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2016, the Fund had no borrowings under the credit facility.

60 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Multisector Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Multisector Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VII), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013 and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Multisector Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2016

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 61

Additional Information (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 53.98%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

62 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Multisector Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 63 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

64 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 65 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global

66 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 67

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

68 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2007. Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board         Serves until a      present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                   successor trustee   Executive Officer (2008 - 2012), Quadriserv, (investor communications
                              is elected or       Inc. (technology products for securities     and securities processing
                              earlier retirement  lending industry); and Senior Executive      provider for financial
                              or removal.         Vice President, The Bank of New York         services industry) (2009 -
                                                  (financial and securities services) (1986 -  present); Director,
                                                  2004)                                        Quadriserv, Inc. (2005 -
                                                                                               2013); and Commissioner,
                                                                                               New Jersey State Civil
                                                                                               Service Commission (2011 -
                                                                                               present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2007. Managing Partner, Federal City Capital       Director of New York
Trustee                       Serves until a      Advisors (corporate advisory services        Mortgage Trust
                              successor trustee   company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                              is elected or       Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012 -
                              earlier retirement  Analytica, Inc. (privately-held research     present); Director of The
                              or removal.         and consulting company) (2010); Executive    Swiss Helvetia Fund, Inc.
                                                  Vice President and Chief Financial Officer,  (closed-end fund) (2010 -
                                                  I-trax, Inc. (publicly traded health care    present); Director of
                                                  services company) (2004 - 2007); and         Oxford Analytica, Inc.
                                                  Executive Vice President and Chief           (2008 - present); and
                                                  Financial Officer, Pedestal Inc.             Director of Enterprise
                                                  (internet-based mortgage trading company)    Community Investment, Inc.
                                                  (2000 - 2002); Private consultant            (privately-held affordable
                                                  (1995-1997), Managing Director, Lehman       housing finance company)
                                                  Brothers (investment banking firm)           (1985 - 2010)
                                                  (1992-1995); and Executive, The World Bank
                                                  (1979-1992)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2008. William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                       Serves until a      Economy, Harvard University (1972 -          Institutional Funds
                              successor trustee   present)                                     Investment Trust and
                              is elected or                                                    Mellon Institutional Funds
                              earlier retirement                                               Master Portfolio (oversaw
                              or removal.                                                      17 portfolios in fund
                                                                                               complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 69

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 2007. Founding Director, Vice President and        None
Trustee                       Serves until a      Corporate Secretary, The Winthrop Group,
                              successor trustee   Inc. (consulting firm) (1982 - present);
                              is elected or       Desautels Faculty of Management, McGill
                              earlier retirement  University (1999 - present); and Manager of
                              or removal.         Research Operations and Organizational
                                                  Learning, Xerox PARC, Xerox's advance
                                                  research center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 2007. President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a      Newbury Piret Company (investment banking    Income Fund, Inc.
                              successor trustee   firm) (1981 - present)                       (closed-end investment
                              is elected or                                                    company) (2004 - present);
                              earlier retirement                                               and Member, Board of
                              or removal.                                                      Governors, Investment
                                                                                               Company Institute (2000 -
                                                                                               2006)
--------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014. Consultant (investment company services)     None
Trustee                       Serves until a      (2012 - present); Executive Vice President,
                              successor trustee   BNY Mellon (financial and investment company
                              is elected or       services) (1969 - 2012); Director, BNY
                              earlier retirement  International Financing Corp. (financial
                              or removal.         services) (2002 - 2012); and Director,
                                                  Mellon Overseas Investment Corp. (financial
                                                  services) (2009 - 2012)
--------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Interested Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and   Principal Occupation                        Other Directorships
Position Held With the Fund   Length of Service                                                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014. Director and Executive Vice President        None
Trustee                       Serves until a      (since 2008) and Chief Investment Officer,
                              successor trustee   U.S. (since 2010) of PIM-USA; Executive
                              is elected or       Vice President of Pioneer (since 2008);
                              earlier retirement  Executive Vice President of Pioneer
                              or removal.         Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of
                                                  Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 71

Advisory Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer
Advisory Trustee              since 2014.         (healthcare workers union pension funds)     closed-end investment
                                                  (2001 - present); Vice President -           companies (5 portfolios)
                                                  International Investments Group, American    (Sept. 2015 - present)
                                                  International Group, Inc. (insurance
                                                  company) (1993 - 2001); Vice President
                                                  Corporate Finance and Treasury Group,
                                                  Citibank, N.A.(1980 - 1986 and 1990 -
                                                  1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of
                                                  debt securities) (1988 - 1990); Mortgage
                                                  Strategies Group, Shearson Lehman Hutton,
                                                  Inc. (investment bank) (1987 - 1988); and
                                                  Mortgage Strategies Group, Drexel Burnham
                                                  Lambert, Ltd. (investment bank) (1986 -
                                                  1987)
---------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

72 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014.         Chair, Director, CEO and President of        Trustee of Pioneer
President and                 Serves at the       Pioneer Investment Management-USA (since     closed-end investment
Chief Executive Officer       discretion of the   September 2014); Chair, Director, CEO and    companies (5 portfolios)
                              Board.              President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                  Inc. (since September 2014); Chair,
                                                  Director, CEO and President of Pioneer
                                                  Funds Distributor, Inc. (since September
                                                  2014); Chair, Director, CEO and President
                                                  of Pioneer Institutional Asset Management,
                                                  Inc. (since September 2014); and Chair,
                                                  Director, and CEO of Pioneer Investment
                                                  Management Shareholder Services, Inc.
                                                  (since September 2014); Managing Director,
                                                  Morgan Stanley Investment Management (2010
                                                  - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2007.         Vice President and Associate General         None
Secretary and Chief Legal     Serves at the       Counsel of Pioneer since January 2008;
Officer                       discretion of the   Secretary and Chief Legal Officer of all of
                              Board.              the Pioneer Funds since June 2010;
                                                  Assistant Secretary of all of the Pioneer
                                                  Funds from September 2003 to May 2010; and
                                                  Vice President and Senior Counsel of
                                                  Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves  Fund Governance Director of Pioneer since    None
Assistant Secretary           at the discretion   December 2006 and Assistant Secretary of
                              of the Board.       all the Pioneer Funds since June 2010;
                                                  Manager - Fund Governance of Pioneer from
                                                  December 2003 to November 2006; and Senior
                                                  Paralegal of Pioneer from January 2000 to
                                                  November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010.         Senior Counsel of Pioneer since May 2013     None
Assistant Secretary           Serves at the       and Assistant Secretary of all the Pioneer
                              discretion of the   Funds since June 2010; and Counsel of
                              Board.              Pioneer from June 2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2008.         Vice President - Fund Treasury of Pioneer;   None
Treasurer and                 Serves at the       Treasurer of all of the Pioneer Funds since
Chief Financial and           discretion of the   March 2008; Deputy Treasurer of Pioneer
Accounting Officer            Board.              from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer
                                                  Funds from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 73

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 2007.         Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer           Serves at the       Assistant Treasurer of all of the Pioneer
                              discretion of the   Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2007.         Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           Serves at the       Pioneer; and Assistant Treasurer of all of
                              discretion of the   the Pioneer Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2009.         Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           Serves at the       of Pioneer since November 2008; Assistant
                              discretion of the   Treasurer of all of the Pioneer Funds since
                              Board.              January 2009; and Client Service Manager -
                                                  Institutional Investor Services at State
                                                  Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)          Since 2010.         Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      Serves at the       all the Pioneer Funds since March 2010;
                              discretion of the   Chief Compliance Officer of Pioneer
                              Board.              Institutional Asset Management, Inc. since
                                                  January 2012; Chief Compliance Officer of
                                                  Vanderbilt Capital Advisors, LLC since July
                                                  2012: Director of Adviser and Portfolio
                                                  Compliance at Pioneer since October 2005;
                                                  and Senior Compliance Officer for Columbia
                                                  Management Advisers, Inc. from October 2003
                                                  to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2007.         Director - Transfer Agency Compliance of     None
Anti-Money Laundering         Serves at the       Pioneer and Anti-Money Laundering
Officer                       discretion of       Officer of all the Pioneer Funds since 2006
                              the Board.
---------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

                            This page for your notes.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/16 75

                            This page for your notes.

76 Pioneer Global Multisector Income Fund | Annual Report | 10/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 22520-08-1216

                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class C     PGYCX
                        Class Y     GHYYX

                        [LOGO] PIONEER
                               Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          45

Notes to Financial Statements                                                 52

Report of Independent Registered Public Accounting Firm                       68

Approval of Investment Advisory Agreement                                     70

Trustees, Officers and Service Providers                                      75

                     Pioneer Global High Yield Fund | Annual Report | 10/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's surprising victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/16 3

Portfolio Management Discussion | 10/31/16

High-yield debt rallied over the final eight months of the 12-month period ended October 31, 2016, after producing weak returns for the first four months. In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the 12-month period.
Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, co-manages the Fund with Tracy Wright, a senior vice president and portfolio manager at Pioneer.

Q   How did the Fund perform during the 12-month period ended October 31, 2016?

A Pioneer Global High Yield Fund's Class A shares returned 7.14% at net asset value during the 12-month period ended October 31, 2016, while the Fund's benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index, returned 9.83% and 10.16%, respectively. During the same period, the average return of the 660 mutual funds in Lipper's High Yield Funds category was 7.01%, and the average return of the 772 mutual funds in Morningstar's High Yield Bond Funds category was 6.95%.

Q How would you describe the investment environment in the global fixed-income markets during the 12-month period ended October 31, 2016?

A Two very different investment climates influenced the performance of cyclically sensitive, higher-yielding investments over the 12 months. Early in the period, which began on November 1, 2015, high-yield investments remained mired in a slump caused by the confluence of several factors. First, growth in the domestic economy continued to disappoint investors awaiting signs of a more vigorous economic expansion. At the same time, investors anticipated that the U.S. Federal Reserve ("the Fed") would begin tightening monetary policy (and thus removing some economic stimulus) by raising short-term interest rates at the end of 2015, and then several more times in 2016. Meanwhile, the global economy remained even weaker, as signs of economic slowing in China and falling prices for oil and other natural resources raised worries about a worldwide decline in demand. During the first four months of the period, bonds of energy and metals & mining issuers performed particularly poorly, as did securities in some of the more commodity-sensitive emerging markets.

4 Pioneer Global High Yield Fund | Annual Report | 10/31/16

    The slump abruptly ended in early February 2016, however, with the investment climate changing for the better. Global energy and commodity prices bottomed, and then moved higher, helping spearhead a recovery that continued through the end of the period. The bounce-back in commodity prices set off a rally in high-yield, credit-linked securities that received further support when the Fed signaled that it was backing off its earlier, more aggressive stance on interest rates and would likely raise short-term rates only once in 2016.

    The rally in high-yield took a brief hiatus in the latter part of June when voters in the United Kingdom (U.K.) surprisingly gave the "Leave" side a victory in a referendum on the country's future membership in the European Union ("Brexit"). The fallout from the Brexit vote spurred a two-day sell-off in the markets, but high-yield bonds and other asset classes quickly recovered their losses.

    Bonds issued by energy and metals & mining firms had been the worst performers within high yield during the market slump of late 2015 and early 2016, with many companies defaulting on their debt. Things turned around dramatically in the subsequent market rally, however, as oil industry debt was the top performer, based on improving prospects in general and the fact that many companies had restructured debt and strengthened their balance sheets. In fact, over the six months ended September 30, 2016, energy-related bonds generated an average total return of 27.63%, dramatically outperforming the BofA ML U.S. High Yield Index, which returned 11.69% over that same six months. Metals & mining-related debt, which had underperformed during the market's decline, also outpaced the high-yield benchmark during that six-month timeframe. Elsewhere within high yield, bonds in the cable/telecommunications services and consumer-related sectors, which had been among the more consistent performers during last winter's market downturn, performed more in-line with the overall high-yield group over the final eight months of the 12-month period.

    Commodity-sensitive emerging markets debt - both corporate and government (sovereigns) - also staged a big comeback, with corporates outperforming as the cyclical rally persisted through the end of the period.

    The situation was somewhat different for European high-yield investments, though. While corporate high-yield bonds performed relatively well in local currencies, performance was not strong when adjusted for currency effects. The British pound and the euro declined in relative value over the latter months of the period as the U.S. dollar rallied and markets worried about uncertainties created by the Brexit vote in the U.K.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/16 5

Q What were the main factors in the Fund's benchmark-relative performance during the 12-month period ended October 31, 2016?

A While the Fund posted a solid absolute return during the 12-month period, benchmark-relative returns were held back, especially in the first half of the fiscal year, by the portfolio's relatively short duration as market interest rates in the U.S. declined and longer-duration portfolios outperformed. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The Fund's shorter-duration position compared with the benchmark tended to help relative performance later in the period, however, when market interest rates in the U.S. moved higher. At the end of the Fund's fiscal year on October 31, 2016, the average effective duration of the portfolio's investments was 3.85 years.

    Early in the period, security selection within the Fund's domestic high-yield allocation - particularly energy industry bonds - also acted as a drag on benchmark-relative performance, even though the portfolio's overweighting of domestic high-yield bonds and improved security selection results proved advantageous in the latter months. The Fund also experienced two defaults among its emerging markets corporate bond positions during the early weeks of the period, which further hampered benchmark-relative returns.

    On the positive side, in addition to the overweighting of domestic high-yield bonds, benchmark-relative performance received a boost from the Fund's underweighted positions in both European high-yield bonds and in the euro. The Fund's exposure to emerging markets debt tended to be a neutral factor for benchmark-relative performance over the full 12-month period.

Q What were some of the holdings in the Fund's portfolio that either contributed to or detracted from benchmark-relative performance during the 12-month period ended October 31, 2016?

A The Fund experienced successful security selection results in the United States, the emerging markets, and in Europe during the 12-month period, particularly over the latter months. Positive individual performers in the portfolio included securities issued by Terraform Global, a clean-energy utility that spun off from solar equipment company SunEdison, a producer of solar energy equipment that went bankrupt subsequent to the spinoff. In addition, securities of Vedanta, an India-based company involved in both oil drilling and metals mining operations, Sprint Communications, the wireless telecommunications corporation based in the United States,

6 Pioneer Global High Yield Fund | Annual Report | 10/31/16

    Denbury Resources, an energy exploration-and-production company, and energy pipeline firm Williams Companies all contributed positively to the Fund's benchmark-relative returns.

    Detractors from the Fund's benchmark-relative performance included the two defaulted emerging markets corporate bonds we referred to earlier:
    Rubiales, a Canada-based energy company with operations in Colombia, and Icasa, a Mexican construction firm. Other poor-performing holdings in the portfolio during the period included the debt of Abengoa, a Spain-based construction company, and EP Energy, a U.S.-based exploration-and-production company.

Q Did the Fund invest in any derivative securities during the 12-month period ended October 31, 2016? If so, did the investments have a material impact on benchmark-relative results?

A The Fund did have some investments in credit default swaps to give it greater exposure to the high-yield sector. The positions had a positive impact on benchmark-relative results. The Fund also invested in currency forward transactions, both to hedge some currency positions and to give the portfolio greater exposure to other currencies. The use of those transactions had a slight positive impact on benchmark-relative performance.

Q Were there any changes in the Fund's yield, or distributions to shareholders, during the 12-month period ended October 31, 2016?

A The Fund's yield and distributions remained relatively stable over the 12-month period. Investors should be aware, though, that the recent rally in high-yield corporate bonds could eventually result in a loss of current income as older debt securities are either called back by issuers or reach maturity, thus forcing us to reinvest those Fund assets in lower-yielding securities with higher prices.

Q   What is your investment outlook?

A We are encouraged by recent developments in the global economy, where fundamentals have improved. We expect solid growth trends to persist, which should be favorable for high-yield bonds and credit-sensitive debt in general. Elsewhere, conditions in the emerging markets are again improving, and the Chinese government has initiated more pro-growth measures.

    We think it may be time to become more cautious, however, given that the recent strong performance of high-yield corporates has led to higher valuations. At the same time, the economy has moved into the later stages

                     Pioneer Global High Yield Fund | Annual Report | 10/31/16 7 of the current growth cycle. In addition, we expect that we may see more volatility in the financial markets resulting from uncertainties not only in the United States but also from worries about the potential effects of global geopolitical issues, including upcoming elections and referenda in Europe.

    While we have kept our principal investment focus for the Fund on traditional domestic, international, and emerging markets high-yield bonds, we have diversified* into other asset classes such as floating-rate bank loans, insurance-linked debt, and convertible securities, the performance of which are less highly correlated to the performance of high-yield bonds. We also have kept the portfolio's overall duration relatively short in order to maintain the Fund's defensive positioning as the likelihood increases that the Fed will tighten monetary policy and further increase the Federal funds rate.

*   Diversification does not assure a profit nor protect against loss.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Please refer to the Schedule of Investments on pages 17-44 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/16 9

Portfolio Summary | 10/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       45.2%
International Corporate Bonds                                              36.2%
Foreign Government Bonds                                                    6.0%
Convertible Corporate Bonds                                                 3.5%
Senior Secured Loans                                                        3.3%
Collateralized Mortgage Obligations                                         1.3%
Temporary Cash Investment                                                   1.0%
International Common Stocks                                                 0.9%
Municipal Bonds                                                             0.9%
Warrants                                                                    0.6%
U.S. Preferred Stocks                                                       0.3%
Convertible Preferred Stocks                                                0.3%
U.S. Common Stocks                                                          0.3%
International Preferred Stocks                                              0.1%
Asset Backed Securities                                                     0.1%

* Includes investments in insurance linked securities totaling 4.3% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              54.9%
Luxembourg                                                                  6.6%
United Kingdom                                                              5.2%
Netherlands                                                                 3.9%
Argentina                                                                   3.2%
Mexico                                                                      3.0%
France                                                                      2.1%
Ireland                                                                     2.0%
Bermuda                                                                     1.9%
Canada                                                                      1.8%
Peru                                                                        1.1%
Other (individually less than 1%)                                          14.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.   Frontier Communications Corp., 8.75%, 4/15/22                        1.09%
--------------------------------------------------------------------------------
 2.   Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                         1.06
--------------------------------------------------------------------------------
 3.   Scientific Games International, Inc., 10.0%, 12/1/22                 1.04
--------------------------------------------------------------------------------
 4.   Darling Global Finance BV, 4.75%, 5/30/22                            0.99
--------------------------------------------------------------------------------
 5.   Sprint Corp., 7.25%, 9/15/21                                         0.94
--------------------------------------------------------------------------------
 6.   Mexican Udibonos, 2.0%, 6/9/22                                       0.84
--------------------------------------------------------------------------------
 7.   Cemex SAB de CV, 3.72%, 3/15/20                                      0.82
--------------------------------------------------------------------------------
 8.   MTN Mauritius Investments, 5.373%, 2/13/22 (144A)                    0.81
--------------------------------------------------------------------------------
 9.   Ally Financial, Inc., 5.75%, 11/20/25                                0.79
--------------------------------------------------------------------------------
10.   Petrobras Global Finance BV, 5.375%, 1/27/21                         0.79
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Prices and Distributions |10/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                    10/31/16                       10/31/15
--------------------------------------------------------------------------------
         A                       $8.71                          $8.64
--------------------------------------------------------------------------------
         C                       $8.69                          $8.62
--------------------------------------------------------------------------------
         Y                       $8.55                          $8.49
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-10/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Short-Term         Long-Term       Tax Return
       Class        Dividends     Capital Gains      Capital Gains    of Capital
--------------------------------------------------------------------------------
         A           $ 0.4678         $ --             $ --            $  0.0442
--------------------------------------------------------------------------------
         C           $ 0.4081         $ --             $ --            $  0.0442
--------------------------------------------------------------------------------
         Y           $ 0.4828         $ --             $ --            $  0.0442
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 11

Performance Update | 10/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                                    Bloomberg
                                                    Barclays           BofA
                     Net          Public            Global             ML U.S.
                     Asset        Offering          High               High
                     Value        Price             Yield              Yield
Period               (NAV)        (POP)             Index              Index
--------------------------------------------------------------------------------
10 years             4.86%        4.38%             7.66%               7.46%
5 years              4.37         3.42              7.08                7.07
1 year               7.14         2.28              9.83               10.16
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Global High      BofA ML U.S. High        Bloomberg Barclays
            Yield Fund               Yield Index              Global High Yield
10/06       $  9,550                 $  10,000                $ 10,000
10/07       $ 10,343                 $  10,685                $ 10,808
10/08       $  7,090                 $   7,851                $  7,741
10/09       $ 10,179                 $  11,682                $ 12,015
10/10       $ 12,333                 $  13,928                $ 14,353
10/11       $ 12,394                 $  14,603                $ 14,854
10/12       $ 13,867                 $  16,527                $ 16,989
10/13       $ 14,832                 $  17,986                $ 18,595
10/14       $ 15,301                 $  19,038                $ 19,442
10/15       $ 14,327                 $  18,648                $ 19,042
10/16       $ 15,350                 $  20,543                $ 20,914

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2016)
-------------------------------------------------------------------------------
                                                    Bloomberg
                                                    Barclays            BofA
                                                    Global              ML U.S.
                                                    High                High
                     If           If                Yield               Yield
Period               Held         Redeemed          Index               Index
-------------------------------------------------------------------------------
10 years             4.13%        4.13%             7.66%                 7.46%
5 years              3.67         3.67              7.08                  7.07
1 year               6.40         6.40              9.83                 10.16
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Global High      BofA ML U..S.High        Bloomberg Barclays
            Yield Fund               Yield Index              Global High Yield
10/06       $ 10,000                 $  10,000                $ 10,000
10/07       $ 10,748                 $  10,685                $ 10,808
10/08       $  7,300                 $   7,851                $  7,741
10/09       $ 10,407                 $  11,682                $ 12,015
10/10       $ 12,533                 $  13,928                $ 14,353
10/11       $ 12,517                 $  14,603                $ 14,854
10/12       $ 13,915                 $  16,527                $ 16,989
10/13       $ 14,782                 $  17,986                $ 18,595
10/14       $ 15,142                 $  19,038                $ 19,442
10/15       $ 14,088                 $  18,648                $ 19,042
10/16       $ 14,990                 $  20,543                $ 20,914

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 13

Performance Update | 10/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                           Bloomberg
                                           Barclays                 BofA
                     Net                   Global                   ML U.S.
                     Asset                 High                     High
                     Value                 Yield                    Yield
Period               (NAV)                 Index                    Index
--------------------------------------------------------------------------------
10 years             5.14%                 7.66%                     7.46%
5 years              4.67                  7.08                      7.07
1 year               7.34                  9.83                     10.16
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Global High      BofA ML U..S.High        Bloomberg Barclays
            Yield Fund               Yield Index              Global High Yield
10/06       $  5,000,000             $  5,000,000             $   5,000,000
10/07       $  5,406,180             $  5,342,337             $   5,403,807
10/08       $  3,732,180             $  3,925,705             $   3,870,595
10/09       $  5,365,979             $  5,840,931             $   6,007,575
10/10       $  6,511,406             $  6,963,849             $   7,176,443
10/11       $  6,566,449             $  7,301,316             $   7,426,814
10/12       $  7,377,402             $  8,263,659             $   8,494,686
10/13       $  7,914,000             $  8,993,087             $   9,297,443
10/14       $  8,183,170             $  9,519,210             $   9,720,762
10/15       $  7,685,953             $  9,323,910             $   9,521,155
10/16       $  8,250,120             $ 10,271,647             $  10,457,045

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. For the period beginning December 28, 2005, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2016, through October 31, 2016.

-----------------------------------------------------------------------------------------------------
Share Class                                       A                       C                   Y
-----------------------------------------------------------------------------------------------------
Beginning Account                             $ 1,000.00             $  1,000.00          $  1,000.00
Value on 5/1/16
-----------------------------------------------------------------------------------------------------
Ending Account Value (after expenses)         $ 1,063.21             $  1,060.82          $  1,065.20
on 10/31/16
-----------------------------------------------------------------------------------------------------
Expenses Paid During Period*                  $     6.17             $      9.84          $      4.67
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.90%, and 0.90% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2016, through October 31, 2016.

-----------------------------------------------------------------------------------------------------
Share Class                                      A                       C                    Y
-----------------------------------------------------------------------------------------------------
Beginning Account                            $ 1,000.00              $ 1,000.00           $  1,000.00
Value on 5/1/16
-----------------------------------------------------------------------------------------------------
Ending Account Value (after expenses)        $ 1,019.15              $ 1,015.58           $  1,020.61
on 10/31/16
-----------------------------------------------------------------------------------------------------
Expenses Paid During Period*                 $     6.04              $     9.63           $      4.57
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.90%, and 0.90% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Schedule of Investments | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 CONVERTIBLE CORPORATE BONDS -- 3.5%
                                 ENERGY -- 1.1%
                                 Oil & Gas Exploration & Production -- 0.7%
            820,000              Chesapeake Energy Corp., 5.5%, 10/5/26 (144A)                $       769,775
          3,080,000              Cobalt International Energy, Inc., 2.625%,
                                 12/1/19                                                            1,416,800
          2,585,000              Whiting Petroleum Corp., 1.25%, 4/1/20                             2,168,169
             70,369              Whiting Petroleum Corp., 6.25%, 4/1/23                                68,962
                                                                                              ---------------
                                                                                              $     4,423,706
-------------------------------------------------------------------------------------------------------------
                                 Oil & Gas Storage & Transportation -- 0.4%
          2,800,000              Golar LNG, Ltd., 3.75%, 3/7/17                               $     2,765,000
                                                                                              ---------------
                                 Total Energy                                                 $     7,188,706
-------------------------------------------------------------------------------------------------------------
                                 MATERIALS -- 0.8%
                                 Construction Materials -- 0.8%
          4,875,000              Cemex SAB de CV, 3.72%, 3/15/20                              $     5,301,562
-------------------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining -- 0.0%+
          4,075,441              Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                                 (0.0% cash, 9.5% PIK) (PIK) (d) (e)                          $       346,412
-------------------------------------------------------------------------------------------------------------
                                 Steel -- 0.0%+
EUR         256,063              New World Resources NV, 4.0%, 10/7/20 (144A)
                                 (4.0% cash, 8.0% PIK) (PIK)                                  $           702
                                                                                              ---------------
                                 Total Materials                                              $     5,648,676
-------------------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 0.1%
                                 Electrical Components & Equipment -- 0.1%
          1,250,000              General Cable Corp., 4.5%, 11/15/29 (Step)                   $       805,469
                                                                                              ---------------
                                 Total Capital Goods                                          $       805,469
-------------------------------------------------------------------------------------------------------------
                                 MEDIA -- 0.3%
                                 Cable & Satellite -- 0.3%
          1,750,000              DISH Network Corp., 3.375%, 8/15/26 (144A)                   $     2,004,844
                                                                                              ---------------
                                 Total Media                                                  $     2,004,844
-------------------------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS, BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 0.1%
                                 Pharmaceuticals -- 0.1%
            400,000              Jazz Investments I, Ltd., 1.875%, 8/15/21                    $       396,500
                                                                                              ---------------
                                 Total Pharmaceuticals, Biotechnology &
                                 Life Sciences                                                $       396,500
-------------------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 0.7%
                                 Internet Software & Services -- 0.3%
          1,765,000              WebMD Health Corp., 1.5%, 12/1/20                            $     2,017,616
            390,000              WebMD Health Corp., 2.625%, 6/15/23 (144A)                           376,350
                                                                                              ---------------
                                                                                              $     2,393,966
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 17

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Application Software -- 0.4%
          1,515,000              Citrix Systems, Inc., 0.5%, 4/15/19                          $     1,699,641
            490,000              Mentor Graphics Corp., 4.0%, 4/1/31                                  714,175
                                                                                              ---------------
                                                                                              $     2,413,816
                                                                                              ---------------
                                 Total Software & Services                                    $     4,807,782
-------------------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                 Electronic Components -- 0.1%
            831,000              Vishay Intertechnology, Inc., 2.25%, 5/15/41                 $       719,854
                                                                                              ---------------
                                 Total Technology Hardware & Equipment                        $       719,854
-------------------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 0.3%
                                 Semiconductors -- 0.3%
          2,393,896              LDK Solar Co, Ltd., 5.535%, 12/31/18,
                                 (5.535% cash or 5.535% PIK) (PIK) (d)                        $       167,573
          2,290,000              SunPower Corp., 0.875%, 6/1/21                                     1,706,050
            535,000              Suntech Power Holdings Co., Ltd., 3.0%,
                                 12/31/16 (d)                                                              27
                                                                                              ---------------
                                                                                              $     1,873,650
                                                                                              ---------------
                                 Total Semiconductors & Semiconductor
                                 Equipment                                                    $     1,873,650
-------------------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $30,846,441)                                           $    23,445,481
-------------------------------------------------------------------------------------------------------------
                                 PREFERRED STOCKS -- 0.5%
                                 TRANSPORTATION -- 0.1%
                                 Air Freight & Logistics -- 0.1%
              3,428              CEVA Group Plc* (c)                                          $       685,634
                                                                                              ---------------
                                 Total Transportation                                         $       685,634
-------------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.4%
                                 Consumer Finance -- 0.4%
             96,924       6.41   GMAC Capital Trust I, Floating Rate Note,
                                 2/15/40                                                      $     2,474,470
                                                                                              ---------------
                                 Total Diversified Financials                                 $     2,474,470
-------------------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $5,735,375)                                            $     3,160,104
-------------------------------------------------------------------------------------------------------------
                                 CONVERTIBLE PREFERRED STOCK -- 0.4%
                                 BANKS -- 0.4%
                                 Diversified Banks -- 0.4%
              1,900              Bank of America Corp., 7.25%, 12/31/49
                                 (Perpetual)                                                  $     2,338,900
-------------------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE PREFERRED STOCK
                                 (Cost $2,313,834)                                            $     2,338,900
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Shares                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                                 COMMON STOCKS -- 1.2%
                                 ENERGY -- 0.0%+
                                 Oil & Gas Exploration & Production -- 0.0%+
          4,507,871              Ascent CNR Corp. (Class A)                                   $       306,535
                                                                                              ---------------
                                 Total Energy                                                 $       306,535
-------------------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 0.0%+
                                 Industrial Machinery -- 0.0%+
            156,027              Liberty Tire Recycling LLC (e)                               $         1,560
                                                                                              ---------------
                                 Total Capital Goods                                          $         1,560
-------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                 Diversified Support Services -- 0.0%+
                 63              IAP Worldwide Services, Inc.                                 $        84,949
                                                                                              ---------------
                                 Total Commercial Services & Supplies                         $        84,949
-------------------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 0.1%
                                 Air Freight & Logistics -- 0.1%
              1,584              CEVA Group Plc*                                              $       316,730
                                                                                              ---------------
                                 Total Transportation                                         $       316,730
-------------------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 0.2%
                                 Automobile Manufacturers -- 0.2%
            119,615              Ford Motor Co.                                               $     1,404,280
                                                                                              ---------------
                                 Total Automobiles & Components                               $     1,404,280
-------------------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.0%+
                                 Homebuilding -- 0.0%+
          1,443,476              Desarrolladora Homex SAB de CV*                              $       145,131
                                                                                              ---------------
                                 Total Consumer Durables & Apparel                            $       145,131
-------------------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES -- 0.0%+
                                 Education Services -- 0.0%+
             11,492              Cengage Learning Holdings II, Inc.                           $       235,586
                                                                                              ---------------
                                 Total Consumer Services                                      $       235,586
-------------------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 0.2%
                                 Distillers & Vintners -- 0.2%
             87,811              Marie Brizard Wine & Spirits SA*                             $     1,491,587
                                                                                              ---------------
                                 Total Food, Beverage & Tobacco                               $     1,491,587
-------------------------------------------------------------------------------------------------------------
                                 INSURANCE -- 0.7%
                                 Life & Health Insurance -- 0.7%
          4,613,242              TIG TopCo., Ltd. (e)                                         $     4,178,831
              4,840              TIG TopCo., Ltd. (Class A) (e)                                            59
            132,750              TopCo. Ltd. (e)                                                      120,249
                                                                                              ---------------
                                                                                              $     4,299,139
                                                                                              ---------------
                                 Total Insurance                                              $     4,299,139
-------------------------------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS
                                 (Cost $12,583,819)                                           $     8,285,497
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 19

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 0.4%
                                 TRANSPORTATION -- 0.2%
                                 Airlines -- 0.2%
          1,197,936              Continental Airlines 1998-1 Class B Pass
                                 Through Trust, 6.748%, 3/15/17                               $     1,216,623
                                                                                              ---------------
                                 Total Transportation                                         $     1,216,623
-------------------------------------------------------------------------------------------------------------
                                 BANKS -- 0.2%
                                 Thrifts & Mortgage Finance -- 0.2%
            608,967       1.51   Countrywide Asset-Backed Certificates, Floating
                                 Rate Note, 11/25/34                                          $       598,407
            450,000              Insite Issuer LLC Series 2016-1A Class C,
                                 7.5%, 11/15/46 (144A)                                                450,000
            180,538              Westgate Resorts 2014-A LLC, 6.25%,
                                 10/20/26 (144A)                                                      180,177
                                                                                              ---------------
                                                                                              $     1,228,584
                                                                                              ---------------
                                 Total Banks                                                  $     1,228,584
-------------------------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $2,163,814)                                            $     2,445,207
-------------------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- 1.4%
                                 BANKS -- 1.4%
                                 Thrifts & Mortgage Finance -- 1.4%
          1,500,000       3.21   Citigroup Commercial Mortgage Trust 2014-GC23
                                 REMICS, Floating Rate Note, 7/12/47 (144A)                   $       923,060
          1,480,000       5.76   COBALT CMBS Commercial Mortgage Trust
                                 2007-C3, Floating Rate Note, 5/15/46                               1,418,565
            455,000       5.76   COBALT CMBS Commercial Mortgage Trust
                                 2007-C3, Floating Rate Note, 5/15/46                                 385,101
            600,000       5.81   COMM 2007-C9 Mortgage Trust, Floating Rate
                                 Note, 12/10/49 (144A)                                                558,203
          1,175,000       3.98   EQTY 2014-INNS Mortgage Trust, Floating Rate
                                 Note, 5/8/31 (144A)                                                1,145,628
            926,128       5.28   EQTY 2014-MZ Mezzanine Trust, Floating Rate
                                 Note, 5/10/19 (144A)                                                 875,130
            540,024              Homeowner Assistance Program Reverse Mortgage
                                 Loan Trust 2013-RM1, 4.0%, 5/26/53 (144A)                            537,324
          2,100,000       6.04   JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2007-LDP12, Floating Rate
                                 Note, 2/15/51                                                      1,944,279
          1,429,017       3.08   JP Morgan Mortgage Trust 2005-A1, Floating
                                 Rate Note, 2/25/35                                                 1,339,587
                                                                                              ---------------
                                                                                              $     9,126,877
                                                                                              ---------------
                                 Total Banks                                                  $     9,126,877
-------------------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $9,254,675)                                            $     9,126,877
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 79.7%
                                 ENERGY -- 11.6%
                                 Oil & Gas Drilling -- 0.3%
          2,306,000              Rowan Companies, Inc., 5.4%, 12/1/42                         $     1,556,550
            417,000              Rowan Companies, Inc., 5.85%, 1/15/44                                293,985
                                                                                              ---------------
                                                                                              $     1,850,535
-------------------------------------------------------------------------------------------------------------
                                 Oil & Gas Equipment & Services -- 0.2%
            400,000              Archrock Partners LP, 6.0%, 10/1/22                          $       377,000
          1,062,000              Archrock Partners LP, 6.0%, 4/1/21                                 1,011,555
                                                                                              ---------------
                                                                                              $     1,388,555
-------------------------------------------------------------------------------------------------------------
                                 Integrated Oil & Gas -- 1.2%
          5,165,000              Petrobras Global Finance BV, 5.375%, 1/27/21                 $     5,114,383
          1,256,000              Petrobras Global Finance BV, 6.25%, 3/17/24                        1,241,556
MXN       8,650,000              Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                           418,514
          1,435,000              YPF SA, 8.5%, 3/23/21 (144A)                                       1,578,070
                                                                                              ---------------
                                                                                              $     8,352,523
-------------------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 5.5%
            225,000              California Resources Corp., 8.0%,
                                 12/15/22 (144A)                                              $       151,875
          2,345,000              Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                            2,409,488
          2,385,000              Continental Resources, Inc., 3.8%, 6/1/24                          2,194,200
          2,480,000              Denbury Resources, Inc., 5.5%, 5/1/22                              1,959,200
          4,980,000              EPL Oil & Gas, Inc., 8.25%, 2/15/18 (d)                              634,950
            880,000              Extraction Oil & Gas Holdings LLC, 7.875%,
                                 7/15/21 (144A)                                                       930,600
          2,095,000              GeoPark Latin America, Ltd., Agencia en Chile,
                                 7.5%, 2/11/20 (144A)                                               1,946,360
          1,380,000              Great Western Petroleum LLC, 9.0%,
                                 9/30/21 (144A)                                                     1,435,200
          1,950,000              Gulfport Energy Corp., 6.0%, 10/15/24 (144A)                       1,986,562
          1,634,000              Halcon Resources Corp., 12.0%, 2/15/22 (144A)                      1,748,380
          3,790,000              Hilcorp Energy I LP, 5.0%, 12/1/24 (144A)                          3,695,250
          1,000,000              KazMunayGas National Co., JSC, 4.4%,
                                 4/30/23 (144A)                                                     1,010,500
          2,300,000              Midstates Petroleum Co., Inc., 9.25%, 6/1/21 (d)                      23,000
            880,000              Newfield Exploration Co., 5.375%, 1/1/26                             904,200
            425,000              Newfield Exploration Co., 5.625%, 7/1/24                             442,000
          1,955,000              Novatek OAO via Novatek Finance DAC,
                                 4.422%, 12/13/22 (144A)                                            1,930,562
          3,240,000              Oasis Petroleum, Inc., 6.875%, 3/15/22                             3,207,600
          7,570,000              Pacific Exploration and Production Corp.,
                                 5.375%, 1/26/19 (144A) (d)                                         1,514,000
            250,000              Parsley Energy LLC, 6.25%, 6/1/24 (144A)                             262,500

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 21

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production (continued)
          1,520,000              PDC Energy, Inc., 7.75%, 10/15/22                            $     1,615,000
            340,000              QEP Resources, Inc., 5.25%, 5/1/23                                   334,050
          1,250,000              Rice Energy Inc., 6.25%, 5/1/22                                    1,271,875
            975,000              Rice Energy, Inc., 7.25%, 5/1/23                                   1,033,500
          2,000,000              Sanchez Energy Corp., 6.125%, 1/15/23                              1,710,000
            200,000              SM Energy Co., Series, 6.125%, 11/15/22                              201,000
            575,000              Whiting Petroleum Corp., 5.0%, 3/15/19                               546,250
          1,500,000              WPX Energy, Inc., 6.0%, 1/15/22                                    1,496,250
                                                                                              ---------------
                                                                                              $    36,594,352
-------------------------------------------------------------------------------------------------------------
                                 Oil & Gas Refining & Marketing -- 0.7%
          1,790,000              Calumet Specialty Products Partners LP,
                                 6.5%, 4/15/21                                                $     1,423,050
            448,000              EnLink Midstream Partners LP, 5.05%, 4/1/45                          399,309
          1,299,000              EnLink Midstream Partners LP, 5.6%, 4/1/44                         1,241,818
          1,585,263       6.49   EP PetroEcuador via Noble Sovereign Funding I,
                                 Ltd., Floating Rate Note, 9/24/19                                  1,565,447
                                                                                              ---------------
                                                                                              $     4,629,624
-------------------------------------------------------------------------------------------------------------
                                 Oil & Gas Storage & Transportation -- 3.7%
            885,000              Energy Transfer Equity LP, 5.875%, 1/15/24                   $       899,492
          1,090,000              Genesis Energy LP, 5.75%, 2/15/21                                  1,087,275
            725,000              Genesis Energy LP, 6.75%, 8/1/22                                     744,938
          2,645,000              Global Partners LP, 7.0%, 6/15/23                                  2,525,975
NOK      13,000,000       6.18   Golar LNG Partners LP, Floating Rate
                                 Note, 10/12/17                                                     1,571,852
            985,000              Holly Energy Partners LP, 6.0%, 8/1/24 (144A)                      1,024,400
          1,480,000              MPLX LP, 4.875%, 6/1/25                                            1,543,862
          2,625,000              ONEOK, Inc., 7.5%, 9/1/23                                          3,005,625
            500,000              Sabine Pass Liquefaction LLC, 5.0%,
                                 3/15/27 (144A)                                                       508,750
          4,000,000              Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                       4,210,000
            710,000              Sabine Pass Liquefaction LLC, 5.875%,
                                 6/30/26 (144A)                                                       765,167
          2,150,000              Targa Resources Partners LP, 4.25%, 11/15/23                       2,021,000
            545,000              Targa Resources Partners LP, 5.375%,
                                 2/1/27 (144A)                                                        545,000
          1,375,000              The Williams Companies, Inc., 4.55%, 6/24/24                       1,399,062
          2,635,000              The Williams Companies, Inc., 5.75%, 6/24/44                       2,692,641
                                                                                              ---------------
                                                                                              $    24,545,039
-------------------------------------------------------------------------------------------------------------
                                 Coal & Consumable Fuels -- 0.0%+
            315,000              Alpha Natural Resources, Inc., 6.0%, 6/1/19 (d)              $         7,875
                                                                                              ---------------
                                 Total Energy                                                 $    77,368,503
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 MATERIALS -- 6.5%
                                 Commodity Chemicals -- 0.5%
          1,975,000              Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                    $     1,950,312
          1,455,000              Tronox Finance LLC, 7.5%, 3/15/22 (144A)                           1,302,225
                                                                                              ---------------
                                                                                              $     3,252,537
-------------------------------------------------------------------------------------------------------------
                                 Diversified Chemicals -- 1.2%
EUR       2,015,000              Axalta Coating Systems LLC, 4.25%,
                                 8/15/24 (144A)                                               $     2,287,530
            460,000              Blue Cube Spinco, Inc., Series, 9.75%, 10/15/23                      540,500
            725,000              CVR Partners LP, 9.25%, 6/15/23 (144A)                               710,935
EUR       2,263,000              Ineos Finance Plc, 4.0%, 5/1/23 (144A)                             2,529,203
EUR       1,380,000              Inovyn Finance Plc, 6.25%, 5/15/21 (144A)                          1,584,070
                                                                                              ---------------
                                                                                              $     7,652,238
-------------------------------------------------------------------------------------------------------------
                                 Construction Materials -- 0.2%
EUR       1,200,000              Cemex SAB DE CV, 4.75%, 1/11/22 (144A)                       $     1,365,399
-------------------------------------------------------------------------------------------------------------
                                 Metal & Glass Containers -- 1.4%
EUR         700,000              ARD Finance SA, 6.625%, 9/15/23 (144A) (PIK)                 $       748,646
            700,000              ARD Finance SA, 7.125%, 9/15/23 (144A) (PIK)                         693,000
            475,000              Ardagh Group, 3.876%, 5/15/21                                        484,500
            590,000              Ardagh Packaging Finance Plc, 4.625%,
                                 5/15/23 (144A)                                                       595,900
EUR         410,000              Ardagh Packaging Finance Plc, 6.75%,
                                 5/15/24 (144A)                                                       478,830
            423,529              Ardagh Packaging Finance Plc, 7.0%,
                                 11/15/20 (144A)                                                      436,235
            630,000              Ardagh Packaging Finance Plc, 7.25%,
                                 5/15/24 (144A)                                                       664,650
EUR         725,000              Horizon Holdings I SAS, 7.25%, 8/1/23 (144A)                         838,762
          3,350,000              Reynolds Group Issuer, Inc., 9.875%, 8/15/19                       3,433,750
EUR         950,000              Verallia Packaging SASU, 5.125%, 8/1/22 (144A)                     1,092,817
                                                                                              ---------------
                                                                                              $     9,467,090
-------------------------------------------------------------------------------------------------------------
                                 Paper Packaging -- 0.1%
            815,000              AEP Industries, Inc., 8.25%, 4/15/19                         $       837,412
-------------------------------------------------------------------------------------------------------------
                                 Aluminum -- 0.1%
            680,000              Constellium NV, 7.875%, 4/1/21 (144A)                        $       724,200
-------------------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining -- 1.6%
            810,000              Ausdrill Finance Pty, Ltd., 6.875%,
                                 11/1/19 (144A)                                               $       820,125
          1,150,000              Freeport-McMoRan, Inc., 3.55%, 3/1/22                              1,055,125
            800,000              FMG Resources August 2006 Pty, Ltd., 9.75%,
                                 3/1/22 (144A)                                                        928,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 23

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining (continued)
          2,000,000              MMC Norilsk Nickel OJSC via MMC Finance,
                                 Ltd., 5.55%, 10/28/20 (144A)                                 $     2,118,380
            860,000              Prince Mineral Holding Corp., 11.5%,
                                 12/15/19 (144A)                                                      808,400
            255,000              Teck Resources, Ltd., 8.0%, 6/1/21 (144A)                            278,588
            255,000              Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                            295,162
            560,000              Vale Overseas, Ltd., 6.25%, 8/10/26                                  600,600
          3,645,000              Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                        3,731,751
                                                                                              ---------------
                                                                                              $    10,636,131
-------------------------------------------------------------------------------------------------------------
                                 Steel -- 0.8%
            715,000              ArcelorMittal, 6.125%, 6/1/25                                $       782,925
          2,915,000              BlueScope Steel Finance, Ltd., 6.5%,
                                 5/15/21 (144A)                                                     3,075,616
EUR         135,483       0.00   New World Resources NV, Floating Rate
                                 Note, 10/7/20 (e)                                                         --
EUR         101,612       0.00   New World Resources NV, Floating Rate
                                 Note, 10/7/20 (e)                                                         --
          1,960,000              Samarco Mineracao SA, 4.125%, 11/1/22 (144A)                         784,000
            910,000              Samarco Mineracao SA, 5.75%, 10/24/23 (144A)                         364,000
                                                                                              ---------------
                                                                                              $     5,006,541
-------------------------------------------------------------------------------------------------------------
                                 Forest Products -- 0.3%
          2,855,000              Eldorado Intl. Finance GmbH, 8.625%,
                                 6/16/21 (144A)                                               $     2,326,825
-------------------------------------------------------------------------------------------------------------
                                 Paper Products -- 0.3%
          2,385,000              Resolute Forest Products, Inc., 5.875%, 5/15/23              $     2,021,288
                                                                                              ---------------
                                 Total Materials                                              $    43,289,661
-------------------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 2.8%
                                 Aerospace & Defense -- 1.1%
          1,335,000              DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                     $     1,345,012
          2,185,884              DynCorp International, Inc., 11.875%,
                                 11/30/20 (PIK)                                                     1,786,960
EUR       3,615,000              TA MFG., Ltd., 3.625%, 4/15/23                                     3,902,863
                                                                                              ---------------
                                                                                              $     7,034,835
-------------------------------------------------------------------------------------------------------------
                                 Building Products -- 0.1%
            730,000              Griffon Corp., 5.25%, 3/1/22                                 $       739,125
-------------------------------------------------------------------------------------------------------------
                                 Construction & Engineering -- 0.0%+
          6,900,000              Abengoa Finance SA, 8.875%, 11/1/17
                                 (144A) (d)                                                   $       310,500
-------------------------------------------------------------------------------------------------------------
                                 Electrical Components & Equipment -- 0.3%
          2,500,000              General Cable Corp., 5.75%, 10/1/22                          $     2,362,500
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Industrial Conglomerates -- 0.5%
          2,980,000              JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)               $     3,130,490
-------------------------------------------------------------------------------------------------------------
                                 Industrial Machinery -- 0.5%
          3,880,000              Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                     $     3,540,500
-------------------------------------------------------------------------------------------------------------
                                 Trading Companies & Distributors -- 0.3%
          1,690,000              WESCO Distribution, Inc., 5.375%, 12/15/21                   $     1,725,912
                                                                                              ---------------
                                 Total Capital Goods                                          $    18,843,862
-------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                 Environmental & Facilities Services -- 0.1%
            745,000              Clean Harbors, Inc., 5.125%, 6/1/21                          $       762,694
-------------------------------------------------------------------------------------------------------------
                                 Diversified Support Services -- 0.3%
            400,000              Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)                  $       425,500
          1,475,000              NANA Development Corp., 9.5%, 3/15/19 (144A)                       1,320,125
                                                                                              ---------------
                                                                                              $     1,745,625
                                                                                              ---------------
                                 Total Commercial Services & Supplies                         $     2,508,319
-------------------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 2.4%
                                 Airlines -- 0.5%
          1,784,585              Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                  $     1,822,507
          1,350,000              TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                         1,379,025
                                                                                              ---------------
                                                                                              $     3,201,532
-------------------------------------------------------------------------------------------------------------
                                 Marine -- 0.6%
          2,100,000              Far East Capital, Ltd., SA, 8.0%, 5/2/18 (d)                 $     1,128,750
          3,650,000              Navios South American Logistics, Inc., 7.25%,
                                 5/1/22 (144A)                                                      2,883,500
                                                                                              ---------------
                                                                                              $     4,012,250
-------------------------------------------------------------------------------------------------------------
                                 Railroads -- 0.8%
          3,370,000              Florida East Coast Holdings Corp., 6.75%,
                                 5/1/19 (144A)                                                $     3,386,850
EUR       1,325,000              Russian Railways via RZD Capital Plc, 3.3744%,
                                 5/20/21                                                            1,506,029
                                                                                              ---------------
                                                                                              $     4,892,879
-------------------------------------------------------------------------------------------------------------
                                 Trucking -- 0.0%+
          5,920,860              Inversiones Alsacia SA, 8.0%, 12/31/18
                                 (144A) (d)                                                   $       236,834
-------------------------------------------------------------------------------------------------------------
                                 Highways & Railtracks -- 0.5%
EUR       1,315,000              Hertz Holdings Netherlands, 4.125%,
                                 10/15/21 (144A)                                              $     1,499,710
MXN      37,000,000              Red de Carreteras de Occidente SAPIB de CV,
                                 9.0%, 6/10/28 (144A)                                               1,943,554
                                                                                              ---------------
                                                                                              $     3,443,264
                                                                                              ---------------
                                 Total Transportation                                         $    15,786,759
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 25

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 1.3%
                                 Auto Parts & Equipment -- 0.6%
EUR         580,000              IHO Verwaltungs GmbH, 3.25%, 9/15/23
                                 (144A) (PIK)                                                 $       645,646
EUR       1,350,000              IHO Verwaltungs GmbH, 3.75%, 9/15/26
                                 (144A) (PIK)                                                       1,462,025
          1,462,000              Nexteer Automotive Group, Ltd., 5.875%,
                                 11/15/21 (144A)                                                    1,546,065
                                                                                              ---------------
                                                                                              $     3,653,736
-------------------------------------------------------------------------------------------------------------
                                 Automobile Manufacturers -- 0.7%
          2,035,000              Dana Financing Luxembourg S.a.r.l., 6.5%,
                                 6/1/26 (144A)                                                $     2,164,731
          2,475,000              TI Group Automotive Systems LLC, 8.75%,
                                 7/15/23 (144A)                                                     2,629,688
                                                                                              ---------------
                                                                                              $     4,794,419
                                                                                              ---------------
                                 Total Automobiles & Components                               $     8,448,155
-------------------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 1.2%
                                 Homebuilding -- 1.2%
            460,000              Beazer Homes USA, Inc., 8.75%, 3/15/22 (144A)                $       488,750
          1,345,000              KB Home, 7.0%, 12/15/21                                            1,442,512
          2,079,000              Lennar Corp., 4.75%, 11/15/22                                      2,162,160
          2,200,000              Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                          2,227,500
          1,625,000              Taylor Morrison Communities, Inc., 5.875%,
                                 4/15/23 (144A)                                                     1,714,375
                                                                                              ---------------
                                                                                              $     8,035,297
                                                                                              ---------------
                                 Total Consumer Durables & Apparel                            $     8,035,297
-------------------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES -- 3.3%
                                 Casinos & Gaming -- 1.5%
EUR       2,525,000              Intralot Capital Luxembourg SA, 6.75%,
                                 9/15/21 (144A)                                               $     2,796,604
             85,799              Mashantucket Western Pequot Tribe, 6.5%,
                                 7/1/36 (1.0% cash, 5.50% PIK) (PIK) (d)                                  429
          7,306,000              Scientific Games International, Inc., 10.0%,
                                 12/1/22                                                            6,758,050
            625,000              Scientific Games International, Inc., 6.25%,
                                 9/1/20                                                               524,219
                                                                                              ---------------
                                                                                              $    10,079,302
-------------------------------------------------------------------------------------------------------------
                                 Hotels, Resorts & Cruise Lines -- 0.7%
          1,540,000              Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)                     $     1,580,425
          2,860,000              Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                        2,888,600
                                                                                              ---------------
                                                                                              $     4,469,025
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Restaurants -- 0.4%
          1,460,000              KFC Holding Co., 5.0%, 6/1/24 (144A)                         $     1,518,400
          1,460,000              KFC Holding Co., 5.25%, 6/1/26 (144A)                              1,522,050
                                                                                              ---------------
                                                                                              $     3,040,450
-------------------------------------------------------------------------------------------------------------
                                 Specialized Consumer Services -- 0.7%
EUR       3,285,000              Boing Group Financing Plc, 6.625%,
                                 7/15/19 (144A)                                               $     3,476,249
          1,140,000              Constellis Holdings LLC, 9.75%, 5/15/20 (144A)                     1,157,100
                                                                                              ---------------
                                                                                              $     4,633,349
                                                                                              ---------------
                                 Total Consumer Services                                      $    22,222,126
-------------------------------------------------------------------------------------------------------------
                                 MEDIA -- 2.3%
                                 Advertising -- 0.0%+
            450,000              MDC Partners, Inc., 6.5%, 5/1/24 (144A)                      $       383,625
-------------------------------------------------------------------------------------------------------------
                                 Broadcasting -- 1.2%
          1,615,000              CCO Holdings LLC, 5.75%, 2/15/26 (144A)                      $     1,682,628
          1,075,000              CSC Holdings LLC, 5.5%, 4/15/27 (144A)                             1,090,453
          1,650,000              Gray Television, Inc., 5.125%, 10/15/24 (144A)                     1,600,500
          1,970,000              Gray Television, Inc., 5.875%, 7/15/26 (144A)                      1,960,150
EUR       1,240,000              United Group BV, 7.875%, 11/15/20 (144A)                           1,417,575
                                                                                              ---------------
                                                                                              $     7,751,306
-------------------------------------------------------------------------------------------------------------
                                 Cable & Satellite -- 0.9%
          2,140,000              DISH DBS Corp., 5.875%, 7/15/22                              $     2,209,550
            725,000              Intelsat Luxembourg SA, 7.75%, 6/1/21                                235,625
            765,000              Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                        776,957
EUR       2,700,000              Ziggo Secured Finance BV, 4.25%,
                                 1/15/27 (144A)                                                     2,946,016
                                                                                              ---------------
                                                                                              $     6,168,148
-------------------------------------------------------------------------------------------------------------
                                 Movies & Entertainment -- 0.2%
EUR       1,125,000              WMG Acquisition Corp., 4.125%, 11/1/24 (144A)                $     1,271,672
                                                                                              ---------------
                                 Total Media                                                  $    15,574,751
-------------------------------------------------------------------------------------------------------------
                                 RETAILING -- 1.3%
                                 Distributors -- 0.2%
          1,250,000              LKQ Corp., 4.75%, 5/15/23                                    $     1,282,812
-------------------------------------------------------------------------------------------------------------
                                 Internet Retail -- 0.5%
          3,525,000              Netflix, Inc., 4.375%, 11/15/26 (144A)                       $     3,467,719
-------------------------------------------------------------------------------------------------------------
                                 Department Stores -- 0.4%
          2,285,000              PetSmart, Inc., 7.125%, 3/15/23 (144A)                       $     2,390,681
-------------------------------------------------------------------------------------------------------------
                                 Automotive Retail -- 0.2%
          1,485,000              Cooper Standard Automotive, Inc., 5.625%,
                                 11/15/26                                                     $     1,492,425
                                                                                              ---------------
                                 Total Retailing                                              $     8,633,637
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 27

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 FOOD & STAPLES RETAILING -- 0.2%
                                 Food Retail -- 0.2%
          1,535,000              C&S Group Enterprises LLC, 5.375%,
                                 7/15/22 (144A)                                               $     1,488,950
                                                                                              ---------------
                                 Total Food & Staples Retailing                               $     1,488,950
-------------------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 8.1%
                                 Agricultural Products -- 0.1%
          1,625,000              Tonon Luxembourg SA, 10.5%, 5/14/24
                                 (144A) (d)                                                   $       666,250
-------------------------------------------------------------------------------------------------------------
                                 Packaged Foods & Meats -- 7.5%
EUR       2,825,000              Agrokor dd, 9.875%, 5/1/19 (144A)                            $     3,198,577
GBP       1,170,000              Boparan Finance Plc, 5.5%, 7/15/21 (144A)                          1,306,880
          4,450,000              CFG Investment SAC, 9.75%, 7/30/19 (144A) (d)                      2,536,500
EUR       5,595,000              Darling Global Finance BV, 4.75%, 5/30/22                          6,426,912
            775,000              FAGE International SA, 5.625%, 8/15/26 (144A)                        800,188
          3,135,000              JBS USA LUX SA, 5.75%, 6/15/25 (144A)                              3,072,300
          3,615,000              Marfrig Holdings Europe BV, 6.875%,
                                 6/24/19 (144A)                                                     3,732,488
          4,173,000              Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                    4,308,622
          2,400,000              MHP SA, 8.25%, 4/2/20 (144A)                                       2,349,552
          2,555,000              Minerva Luxembourg SA, 12.25%, 2/10/22
                                 (144A)                                                             2,759,400
          2,460,000              Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                        2,409,324
          6,530,000              Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                       6,864,662
          6,500,000              Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                       5,102,500
          2,630,000              Post Holdings, Inc., 6.0%, 12/15/22 (144A)                         2,774,650
          1,375,000              Post Holdings, Inc., 6.75%, 12/1/21 (144A)                         1,471,250
            410,000              Post Holdings, Inc., 7.75%, 3/15/24 (144A)                           453,132
                                                                                              ---------------
                                                                                              $    49,566,937
-------------------------------------------------------------------------------------------------------------
                                 Tobacco -- 0.5%
            535,000              Alliance One International, Inc.,8.5%,
                                 4/15/21 (144A)                                               $       535,000
          3,415,000              Alliance One International, Inc., 9.875%, 7/15/21                  2,851,525
                                                                                              ---------------
                                                                                              $     3,386,525
                                                                                              ---------------
                                 Total Food, Beverage & Tobacco                               $    53,619,712
-------------------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 2.8%
                                 Health Care Supplies -- 0.5%
          3,270,000              ConvaTec Healthcare E SA, 10.5%,
                                 12/15/18 (144A)                                              $     3,306,788
-------------------------------------------------------------------------------------------------------------
                                 Health Care Services -- 0.2%
          1,175,000              RegionalCare Hospital Partners Holdings, Inc.,
                                 8.25%, 5/1/23 (144A)                                         $     1,191,156
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Health Care Facilities -- 1.1%
          3,915,000              CHS, 6.875%, 2/1/22                                          $     2,985,188
          2,400,000              Kindred Healthcare Inc., 6.375%, 4/15/22                           2,221,512
          1,320,000              Kindred Healthcare, Inc., 8.0%, 1/15/20                            1,306,800
            820,000              Universal Hospital Services, Inc., 7.625%,
                                 8/15/20                                                              787,200
                                                                                              ---------------
                                                                                              $     7,300,700
-------------------------------------------------------------------------------------------------------------
                                 Managed Health Care -- 1.0%
            245,000              Centene Corp., 4.75%, 1/15/25                                $       243,928
          1,840,000              Centene Corp., 4.75%, 5/15/22                                      1,867,600
          1,550,000              Centene Corp., 5.625%, 2/15/21                                     1,625,966
          3,130,000              WellCare Health Plans, Inc., 5.75%, 11/15/20                       3,223,900
                                                                                              ---------------
                                                                                              $     6,961,394
                                                                                              ---------------
                                 Total Health Care Equipment & Services                       $    18,760,038
-------------------------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS, BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 1.9%
                                 Pharmaceuticals -- 1.9%
            225,000              Horizon Pharmaceuticals, Inc., 8.75%,
                                 11/1/24 (144A)                                               $       228,375
          1,405,000              DPx Holdings BV, 7.5%, 2/1/22 (144A)                               1,478,762
          5,310,000              Endo Finance LLC, 5.375%, 1/15/23 (144A)                           4,513,500
EUR       3,475,000              Valeant Pharmaceuticals International, Inc.,
                                 4.5%, 5/15/23                                                      2,907,553
          4,180,000              Valeant Pharmaceuticals International, Inc.,
                                 5.875%, 5/15/23 (144A)                                             3,291,750
                                                                                              ---------------
                                                                                              $    12,419,940
                                                                                              ---------------
                                 Total Pharmaceuticals, Biotechnology &
                                 Life Sciences                                                $    12,419,940
-------------------------------------------------------------------------------------------------------------
                                 BANKS -- 7.9%
                                 Diversified Banks -- 6.7%
            800,000              Access Bank Plc, 10.5%, 10/19/21 (144A)                      $       810,000
          2,085,000       9.25   Access Bank Plc, Floating Rate Note,
                                 6/24/21 (144A)                                                     1,902,771
INR     134,290,000              Asian Development Bank, 6.2%, 10/6/26                              2,053,237
INR     108,160,000               Asian Development Bank, 6.45%, 8/8/21                             1,644,912
          1,050,000       8.25   Banco de Galicia y Buenos Aires SA, Floating
                                 Rate Note, 7/19/26 (144A)                                          1,131,375
            925,000       9.00   Banco do Brasil SA, Floating Rate Note,
                                 12/31/49 (Perpetual)                                                 856,550
            820,000       9.75   Banco Macro SA, Floating Rate Note, 12/18/36                         824,100
            295,000       3.80   Banco Nacional de Comercio Exterior SNC
                                 Cayman Islands, Floating Rate Note,
                                 8/11/26 (144A)                                                       292,050

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 29

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Diversified Banks (continued)
          2,000,000              Banco Nacional de Costa Rica, 6.25%,
                                 11/1/23 (144A)                                               $     2,079,280
            825,000       6.25   Bank of America Corp., Floating Rate Note,
                                 9/29/49                                                              864,188
          2,680,000              Banque Ouest Africaine de Developpement,
                                 5.5%, 5/6/21 (144A)                                                2,839,192
          1,400,000              BBVA Bancomer SA Texas, 6.75%, 9/30/22
                                 (144A)                                                             1,574,370
          3,625,000       7.62   BNP Paribas SA, Floating Rate Note, 12/31/49
                                 (Perpetual) (144A)                                                 3,788,125
            498,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)                      516,675
            346,000       5.88   Citigroup, Inc., Floating Rate Note, 12/31/49
                                 (Perpetual)                                                          351,363
            356,000       6.25   Citigroup, Inc., Floating Rate Note, 12/31/49
                                 (Perpetual)                                                          383,287
          1,900,000       5.90   Citigroup, Inc., Floating Rate Note, 12/31/49
                                 (Perpetual)                                                        1,978,850
          2,525,000       8.12   Credit Agricole SA, Floating Rate Note, 12/31/49
                                 (Perpetual) (144A)                                                 2,711,446
            660,000       7.88   Credit Agricole SA, Floating Rate Note, 12/31/49
                                 (Perpetual) (144A)                                                   668,765
          1,685,000       6.50   ING Groep NV, Floating Rate Note, 12/29/49                         1,663,938
INR      42,350,000              Inter-American Development Bank, 6.0%, 9/5/17                        631,488
INR      31,450,000              International Bank For Reconstruction &
                                 Development, 5.75%, 10/28/19                                         470,922
          4,000,000       7.70   Intesa Sanpaolo S.p.A., Floating Rate Note,
                                 12/29/49 (Perpetual) (144A)                                        3,655,000
EUR         970,000       6.38   Lloyds Banking Group Plc, Floating Rate Note,
                                 12/31/49 (Perpetual)                                               1,068,755
            550,000       8.62   Royal Bank of Scotland Group Plc, Floating Rate
                                 Note, 12/31/49 (Perpetual)                                           547,250
          1,020,000       7.50   Royal Bank of Scotland Group Plc, Floating Rate
                                 Note, 12/31/49 (Perpetual)                                           935,850
          1,773,000       8.00   Royal Bank of Scotland Group Plc, Floating Rate
                                 Note, 12/31/49 (Perpetual)                                         1,684,350
            750,000              Sberbank of Russia Via SB Capital SA, 5.25%,
                                 5/23/23 (144A)                                                       735,000
            700,000       5.50   Sberbank of Russia Via SB Capital SA, Floating
                                 Rate Note, 2/26/24                                                   693,000
            790,000       7.38   Societe Generale SA, Floating Rate Note,
                                 12/31/49 (Perpetual) (144A)                                          783,285
          1,500,000              Turkiye Is Bankasi A.S., 5.5%, 4/21/22 (144A)                      1,495,149
          2,490,000              Turkiye Is Bankasi, 5.375%, 10/6/21 (144A)                         2,485,667
            775,000              VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                 10/17/22 (144A)                                                      809,230
                                                                                              ---------------
                                                                                              $    44,929,420
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- 1.2%
          2,700,000              Alfa Bank AO Via Alfa Bond Issuance Plc, 7.5%,
                                 9/26/19 (144A)                                               $     2,924,100
          1,850,000              Argentine Republic Government International
                                 Bond, 7.5%, 4/22/26 (144A)                                         2,021,125
          2,725,000              Vnesheconombank Via VEB Finance Plc,
                                 6.902%, 7/9/20 (144A)                                              2,936,188
                                                                                              ---------------
                                                                                              $     7,881,413
                                                                                              ---------------
                                 Total Banks                                                  $    52,810,833
-------------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 5.8%
                                 Other Diversified Financial Services -- 0.4%
IDR  35,810,000,000              European Investment Bank, 7.2%, 7/9/19 (144A)                $     2,760,537
-------------------------------------------------------------------------------------------------------------
                                 Specialized Finance -- 1.4%
EUR         145,000       4.75   Arrow Global Finance Plc, Floating Rate Note,
                                 5/1/23 (144A)                                                $       161,392
          3,045,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                      3,394,316
          4,870,000              Nationstar Mortgage LLC, 6.5%, 6/1/22                              4,736,075
          1,185,000              Nationstar Mortgage LLC, 6.5%, 7/1/21                              1,176,112
                                                                                              ---------------
                                                                                              $     9,467,895
-------------------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 2.6%
            150,000              Ally Financial, Inc., 4.625%, 5/19/22                        $       153,375
          5,003,000              Ally Financial, Inc., 5.75%, 11/20/25                              5,121,821
          2,650,000              Credito Real SAB de CV SOFOM ER, 7.25%,
                                 7/20/23 (144A)                                                     2,740,630
INR     241,840,000              International Finance Corp., 7.75%, 12/3/16                        3,628,531
INR     240,670,000              International Finance Corp., 8.25%, 6/10/21                        3,916,143
          1,898,713              Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                           1,904,409
                                                                                              ---------------
                                                                                              $    17,464,909
-------------------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 0.6%
          3,800,000              JBS Investment Management, Ltd., 7.25%, 4/3/24               $     3,838,000
-------------------------------------------------------------------------------------------------------------
                                 Investment Banking & Brokerage -- 0.8%
          1,550,000       5.55   Morgan Stanley, Floating Rate Note, 12/31/49
                                 (Perpetual)                                                  $     1,586,812
          3,028,000              UBS AG, 7.625%, 8/17/22                                            3,508,695
                                                                                              ---------------
                                                                                              $     5,095,507
                                                                                              ---------------
                                 Total Diversified Financials                                 $    38,626,848
-------------------------------------------------------------------------------------------------------------
                                 INSURANCE -- 4.4%
                                 Life & Health Insurance -- 0.2%
GBP         954,047              TIG FINCO Plc, 8.75%, 4/2/20                                 $     1,059,823
GBP         168,361       8.50   TIG FINCO Plc, Floating Rate Note, 3/2/20 (144A)                     210,625
                                                                                              ---------------
                                                                                              $     1,270,448
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 31

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Reinsurance -- 4.2%
            450,000       5.78   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                 (Cat Bond) (144A)                                            $       467,505
          1,300,000              Arlington Segregated Account (Artex SAC Ltd.),
                                 Variable Rate Notes, 8/31/16 (f)(g)                                   63,180
            800,000              Berwick 2016-1 Segregated Account (Artex SAC
                                 Ltd.), Variable Rate Notes, 2/1/18 (f)(g)                            836,960
          1,000,000              Berwick Segregated Account (Artex SAC Ltd),
                                 Variable Rate Note, 1/22/16 (f)(g)                                    30,000
          2,600,000              Carnosutie 2016-N,Segregated Account (Artex
                                 SAC Ltd.), Variable Rate Notes, 11/30/20 (f)(g)                    2,829,840
          3,900,000              Carnoustie Segregated Account (Artex SAC Ltd),
                                 Variable Rate Notes, 2/19/16 (f)(g)                                   79,560
EUR       1,300,000              Dundonald Segregated Account (Artex SAC Ltd),
                                 Variable Rate Notes, 1/17/17 (f)(g)                                1,380,674
            800,000              Eden Re II, Ltd., Variable Rate Notes 4/23/19
                                 (144A) (f)(g)                                                        891,200
          1,600,000              Gleneagles Segregated Account (Artex SAC Ltd),
                                 Variable Rate Notes, 11/30/20 (f)(g)                               1,831,840
          3,500,000              Gullane Segregated Account (Artex SAC Ltd.),
                                 Variable Rate Note 11/30/20 (f)(g)                                 3,797,850
            350,000              Kingsbarns Segregated Account (Artex SAC Ltd.),
                                 Variable Rate Notes, 5/15/17 (f)(g)                                  336,140
          2,400,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)(g)                 168,000
          1,100,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (f)(g)               1,145,100
            490,000              Madison Re. Variable Rate Notes, 3/31/19 (f)(g)                      509,012
          3,900,000              Pangaea Re, Series 2015-1, Principal at Risk
                                 Notes, 2/1/19 (f)(g)                                                 152,880
          1,000,000              Pangaea Re, Series 2016-2, Principal at Risk
                                 Notes, 11/30/20 (f)(g)                                             1,060,300
          3,500,000              Pangaea Re., Variable Rate Notes, 2/1/20 (f)(g)                    3,892,000
          4,070,000              Pangaea Re., Variable Rate Notes, 7/1/18 (f)(g)                       73,260
          1,300,000              Prestwick Segregated Account (Artex SAC Ltd),
                                 Variable Rate Notes, 7/1/16 (f)(g)                                    97,370
            900,000       4.50   Resilience Re, Ltd., Floating Rate Note, 1/9/17
                                 (Cat Bond)                                                           900,000
              7,176              Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                                 (144A) (f)(g)                                                          9,035
          1,150,000              Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                                 (144A) (f)(g)                                                      1,282,595
          2,600,000              St. Andrews Segregated Account (Artex SAC
                                 Ltd), Variable Rate Notes, 1/22/16 (f)(g)                             51,220
          1,750,000              St. Andrews Segregated Account (Artex SAC
                                 Ltd), Variance Rate Notes, 2/1/18 (f)(g)                           1,884,575
JPY      98,019,477              Tralee Segregated Account (Artex SAC Ltd),
                                 Variable Rate Note 7/15/17 (f)(g)                                    931,138

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Reinsurance (continued)
          3,000,000              Versutus 2016, Class A-1, Variable Rate Notes,
                                 11/30/20 (f)(g)                                              $     3,279,000
          3,800,000              Versutus Ltd., Series 2015-A, Variable Rate
                                 Notes, 12/31/17 (f)(g)                                                85,880
                                                                                              ---------------
                                                                                              $    28,066,114
                                                                                              ---------------
                                 Total Insurance                                              $    29,336,562
-------------------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 1.0%
                                 Specialized REIT -- 0.4%
          2,777,627              AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                 (12.0% cash, 0.0% PIK) (PIK)                                 $     2,847,068
-------------------------------------------------------------------------------------------------------------
                                 Specialized REIT -- 0.6%
          2,620,000              Communications Sales & Leasing, Inc., 6.0%,
                                 4/15/23 (144A)                                               $     2,718,250
            955,000              Equinix, Inc., 5.375%, 4/1/23                                        996,781
                                                                                              ---------------
                                                                                              $     3,715,031
                                                                                              ---------------
                                 Total Real Estate                                            $     6,562,099
-------------------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 1.9%
                                 Internet Software & Services -- 0.4%
          1,780,000              Cimpress NV, 7.0%, 4/1/22 (144A)                             $     1,842,300
            588,000              IAC, 4.875%, 11/30/18                                                593,880
                                                                                              ---------------
                                                                                              $     2,436,180
-------------------------------------------------------------------------------------------------------------
                                 IT Consulting & Other Services -- 0.4%
            735,000              Diamond 1 Finance Corp., 5.875%,
                                 6/15/21 (144A)                                               $       774,659
          1,455,000              Inception/Rackspace, 8.625%, 11/15/24 (144A)                       1,455,000
                                                                                              ---------------
                                                                                              $     2,229,659
-------------------------------------------------------------------------------------------------------------
                                 Data Processing & Outsourced Services -- 0.9%
            880,000              Alliance Data Systems, Co., 5.875%,
                                 11/1/21 (144A)                                               $       886,600
          3,100,000              Cardtronics, Inc., 5.125%, 8/1/22                                  3,169,750
          1,260,000              First Data Corp., 7.0%, 12/1/23 (144A)                             1,319,850
            820,000              NeuStar, Inc., 4.5%, 1/15/23                                         761,575
                                                                                              ---------------
                                                                                              $     6,137,775
-------------------------------------------------------------------------------------------------------------
                                 Application Software -- 0.2%
          1,430,000              Open Text Corp., 5.875%, 6/1/26 (144A)                       $     1,522,950
                                                                                              ---------------
                                 Total Software & Services                                    $    12,326,564
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 33

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                 Communications Equipment -- 0.3%
            560,000              CommScope Technologies Finance LLC, 6.0%,
                                 6/15/25 (144A)                                               $       588,000
          1,475,000              CommScope, Inc., 5.0%, 6/15/21 (144A)                              1,508,188
                                                                                              ---------------
                                                                                              $     2,096,188
-------------------------------------------------------------------------------------------------------------
                                 Electronic Components -- 0.4%
          1,000,000              Belden, Inc., 5.25%, 7/15/24 (144A)                          $     1,007,500
EUR       1,095,000              Belden, Inc., 5.5%, 4/15/23                                        1,272,824
                                                                                              ---------------
                                                                                              $     2,280,324
                                                                                              ---------------
                                 Total Technology Hardware & Equipment                        $     4,376,512
-------------------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 0.7%
                                 Semiconductors -- 0.7%
            670,000              Micron Technology, Inc., 5.25%, 8/1/23 (144A)                $       656,600
          3,225,000              Micron Technology, Inc., 5.5%, 2/1/25                              3,161,500
            520,000              Micron Technology, Inc., 5.625%, 1/15/26 (144A)                      504,400
                                                                                              ---------------
                                                                                              $     4,322,500
                                                                                              ---------------
                                 Total Semiconductors & Semiconductor
                                 Equipment                                                    $     4,322,500
-------------------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 6.7%
                                 Integrated Telecommunication Services -- 2.4%
          2,260,000              CenturyLink, Inc., 5.625%, 4/1/25                            $     2,118,750
          7,175,000              Frontier Communications Corp., 8.75%, 4/15/22                      7,085,316
            500,000              GCI, Inc., 6.75%, 6/1/21                                             516,250
          1,665,000              GCI, Inc., 6.875%, 4/15/25                                         1,689,975
          4,765,000              Windstream Services LLC, 7.75%, 10/15/20                           4,848,388
                                                                                              ---------------
                                                                                              $    16,258,679
-------------------------------------------------------------------------------------------------------------
                                 Wireless Telecommunication Services -- 4.3%
          2,800,000              Altice Financing SA, 6.5%, 1/15/22 (144A)                    $     2,926,700
            320,000              Altice Financing SA, 6.625%, 2/15/23 (144A)                          329,600
            600,000              Altice Finco SA, 8.125%, 1/15/24 (144A)                              615,000
          3,320,000              Digicel, Ltd., 6.0%, 4/15/21 (144A)                                2,970,404
          1,500,000              Mobile Telesystems OJSC via MTS International
                                 Funding, Ltd., 5.0%, 5/30/23 (144A)                                1,550,700
          5,225,000              MTN Mauritius Investments, 5.373%,
                                 2/13/22 (144A)                                                     5,262,401
          5,965,000              Sprint Corp., 7.25%, 9/15/21                                       6,106,669
          1,155,000              T-Mobile USA, Inc., 6.0%, 4/15/24                                  1,228,631
          2,750,000              Unison Ground Lease Funding LLC, 5.78%,
                                 3/16/43 (144A)                                                     2,700,692
          2,720,000              VimpelCom Holdings BV, 7.5043%, 3/1/22 (144A)                      3,002,907

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Wireless Telecommunication Services (continued)
RUB     124,400,000              VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                  $     1,936,518
                                                                                              ---------------
                                                                                              $    28,630,222
                                                                                              ---------------
                                 Total Telecommunication Services                             $    44,888,901
-------------------------------------------------------------------------------------------------------------
                                 UTILITIES -- 4.5%
                                 Electric Utilities -- 2.4%
          2,125,000              Centrais Eletricas Brasileiras SA, 5.75%,
                                 10/27/21                                                     $     2,122,344
EUR       1,475,000              ContourGlobal Power Holdings SA, 5.125%,
                                 6/15/21 (144A)                                                     1,693,507
          1,325,000       5.25   Electricite de France SA, Floating Rate Note
                                 (Perpetual) (144A)                                                 1,311,750
          2,395,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                    2,794,965
             47,408              FPL Energy National Wind Portfolio LLC, 6.125%,
                                 3/25/19 (144A)                                                        47,408
          1,425,000              Talen Energy Supply LLC, 4.625%, 7/15/19
                                 (144A)                                                             1,353,750
          4,660,000              Talen Energy Supply LLC, 6.5%, 6/1/25                              3,891,100
          2,715,000              TerraForm Power, 9.75%, 8/15/22 (144A)                             2,823,600
                                                                                              ---------------
                                                                                              $    16,038,424
-------------------------------------------------------------------------------------------------------------
                                 Gas Utilities -- 0.6%
          2,133,000              DCP Midstream Operating LP, 5.6%, 4/1/44                     $     1,999,688
          1,850,000              Ferrellgas LP, 6.75%, 6/15/23                                      1,725,125
                                                                                              ---------------
                                                                                              $     3,724,813
-------------------------------------------------------------------------------------------------------------
                                 Multi-Utilities -- 0.5%
          3,644,902              Ormat Funding Corp., 8.25%, 12/30/20                         $     3,608,453
-------------------------------------------------------------------------------------------------------------
                                 Independent Power Producers & Energy
                                 Traders -- 1.0%
          1,195,000              Calpine Corp., 5.25%, 6/1/26 (144A)                          $     1,212,925
            725,000              Calpine Corp., 5.75%, 1/15/25                                        705,062
            940,000              Instituto Costarricense de Electricidad, 6.95%,
                                 11/10/21 (144A)                                                    1,002,510
          1,705,000              NRG Energy, Inc., 6.625%, 1/15/27 (144A)                           1,596,835
          1,370,000              NRG Energy, Inc., 7.25%, 5/15/26 (144A)                            1,347,957
            500,000              Star Energy Geothermal Wayang Windu, Ltd.,
                                 6.125%, 3/27/20 (144A)                                               518,750
            205,000              TerraForm Power Operating LLC, 5.875%,
                                 2/1/23 (Step) (144A)                                                 205,512
                                                                                              ---------------
                                                                                              $     6,589,551
                                                                                              ---------------
                                 Total Utilities                                              $    29,961,241
-------------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $553,506,021)                                          $   530,211,770
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 35

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 6.2%
          1,845,000              Africa Finance Corp., 4.375%, 4/29/20 (144A)                 $     1,922,564
BRL       5,975,000              Brazilian Government International Bond,
                                 10.25%, 1/10/28                                                    1,920,800
          2,650,000              City of Buenos Aires Argentina, 7.5%,
                                 6/1/27 (144A)                                                      2,855,375
          1,210,000              Ecuador Government International Bond,
                                 10.5%, 3/24/20 (144A)                                              1,276,550
            690,000              Gabon Government International Bond,
                                 6.375%, 12/12/24 (144A)                                              632,578
GHS       9,405,000              Ghana Government Bond, 24.5%, 4/22/19                              2,494,791
GHS       4,085,000              Ghana Government Bond, 24.75%, 7/19/21                             1,191,305
          2,175,000              Kenya Government International Bond, 5.875%,
                                 6/24/19 (144A)                                                     2,249,950
          3,130,000              Kenya Government International Bond, 6.875%,
                                 6/24/24 (144A)                                                     3,122,175
            900,000              Kingdom of Jordan, 5.75% 1/31/27 (144A)                              895,590
MXN     106,818,808              Mexican Udibonos, 2.0%, 6/9/22                                     5,458,937
MXN       9,452,019              Mexican Udibonos, 3.5%, 12/14/17                                     511,908
EUR       1,915,000              Mexico Government International Bond, 4.0%,
                                 3/15/15                                                            1,896,290
          1,415,000              Namibia International Bonds, 5.25%,
                                 10/29/25 (144A)                                                    1,469,916
          1,469,144              Province of Salta Argentina, 9.5%, 3/16/22
                                 (144A)                                                             1,571,984
          1,380,000              Provincia de Buenos Aires Argentina, 9.125%,
                                 3/16/24 (144A)                                                     1,528,350
            830,000              Provincia de Cordoba, 7.125%, 6/10/21 (144A)                         859,050
          4,015,000              Provincia del Chubut Argentina, 7.75%,
                                 7/26/26 (144A)                                                     4,055,150
          3,125,000              Republic of Argentina Government Bond,
                                 6.625%, 7/6/28                                                     3,214,062
RON       8,220,000              Romania Government Bond, 5.85%, 4/26/23                            2,359,608
                                                                                              ---------------
                                                                                              $    41,486,933
-------------------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $43,673,831)                                           $    41,486,933
-------------------------------------------------------------------------------------------------------------
                                 MUNICIPAL BONDS -- 0.9%(l)
                                 Municipal Development -- 0.1%
            665,000       0.49   Lower Neches Valley Authority Industrial
                                 Development Corp., Floating Rate Note, 11/1/38               $       665,000
-------------------------------------------------------------------------------------------------------------
                                 Municipal General -- 0.1%
          8,875,000       0.00   Non-Profit Preferred Funding Trust I, Floating Rate
                                 Note, 9/15/37 (144A)                                         $       680,091
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 Higher Municipal Education -- 0.1%
            260,000       0.39   Connecticut State Health & Educational Facility
                                 Authority, Floating Rate Note, 7/1/36                        $       260,000
            365,000       0.40   Massachusetts Health & Educational Facilities
                                 Authority, Floating Rate Note, 11/1/49                               365,000
                                                                                              ---------------
                                                                                              $       625,000
-------------------------------------------------------------------------------------------------------------
                                 Municipal Medical -- 0.6%
            330,000       0.54   Harris County Health Facilities Development
                                 Corp., Floating Rate Note, 12/1/41                           $       330,000
          3,760,000       0.54   Harris County Health Facilities Development
                                 Corp., Floating Rate Note, 12/1/41                                 3,760,000
            150,000       0.51   Massachusetts Health & Educational Facilities
                                 Authority, Floating Rate Note, 10/1/49                               150,000
                                                                                              ---------------
                                                                                              $     4,240,000
-------------------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $14,390,011)                                           $     6,210,091
-------------------------------------------------------------------------------------------------------------
                                 SENIOR FLOATING RATE LOAN
                                 INTERESTS -- 3.3%**
                                 ENERGY -- 0.4%
                                 Oil & Gas Exploration & Production -- 0.4%
            785,457      15.00   Ascent Resources -- Utica LLC (fka American
                                 Energy -- Utica, LLC) Term Loan (Second Lien),
                                 7/1/19                                                       $       333,819
          2,013,697       9.75   EP Energy LLC, Loan, 6/30/21                                       2,064,039
                                                                                              ---------------
                                                                                              $     2,397,858
-------------------------------------------------------------------------------------------------------------
                                 Coal & Consumable Fuels -- 0.0%+
          1,034,769       8.15   Long Haul Holdings, Ltd., Facility B Loan,
                                 11/17/18                                                     $       165,563
                                                                                              ---------------
                                 Total Energy                                                 $     2,563,421
-------------------------------------------------------------------------------------------------------------
                                 MATERIALS -- 0.4%
                                 Diversified Metals & Mining -- 0.1%
            197,834       3.75   Fortescue Metals Group Ltd., Bank Loan, 6/30/19 $                    197,927
-------------------------------------------------------------------------------------------------------------
                                 Steel -- 0.3%
          1,995,000       6.00   Zekelman Industries, Inc., Term Loan, 6/8/21                 $     2,017,444
                                                                                              ---------------
                                 Total Materials                                              $     2,215,371
-------------------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 0.3%
                                 Aerospace & Defense -- 0.3%
          2,100,000       4.84   DynCorp International, Inc., Term Loan B2, 7/7/20            $     2,103,938
                                                                                              ---------------
                                 Total Capital Goods                                          $     2,103,938
-------------------------------------------------------------------------------------------------------------
                                 COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                 Diversified Support Services -- 0.1%
            492,076       4.84   IAP Worldwide Services, Inc., Term Loan, 7/18/19             $       457,630
                                                                                              ---------------
                                 Total Commercial Services & Supplies                         $       457,630
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 37

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 0.0%+
                                 Auto Parts & Equipment -- 0.0%+
              1,782       3.25   Allison Transmission, Inc., Term B-3 Loan, 8/23/19           $         1,798
                                                                                              ---------------
                                 Total Automobiles & Components                               $         1,798
-------------------------------------------------------------------------------------------------------------
                                 MEDIA -- 0.6%
                                 Advertising -- 0.3%
          2,138,165       6.75   Affinion Group, Inc., Tranche B Term Loan,
                                 4/30/18                                                      $     2,083,819
-------------------------------------------------------------------------------------------------------------
                                 Movies & Entertainment -- 0.3%
          1,775,000       8.50   Redbox Automated Retail LLC, Term B Loan
                                 (First Lien), 9/28/21                                        $     1,731,365
                                                                                              ---------------
                                 Total Media                                                  $     3,815,184
-------------------------------------------------------------------------------------------------------------
                                 RETAILING -- 0.2%
                                 Automotive Retail -- 0.2%
          1,536,201       5.75   CWGS Group LLC, Term Loan, 2/20/20                           $     1,542,922
                                                                                              ---------------
                                 Total Retailing                                              $     1,542,922
-------------------------------------------------------------------------------------------------------------
                                 HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                 Personal Products -- 0.1%
            800,000       4.25   Revlon Consumer Products Corp., Initial Term B
                                 Loan, 7/22/23                                                $       802,875
                                                                                              ---------------
                                 Total Household & Personal Products                          $       802,875
-------------------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                 Health Care Services -- 0.5%
          1,004,363       4.25   Alliance HealthCare Services, Inc., Initial Term
                                 Loan, 6/3/19                                                 $       967,536
            666,703       6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                         656,980
            400,022       6.50   BioScrip, Inc., Term Loan, 7/31/20                                   394,188
          1,316,666       4.50   National Surgical Hospitals, Inc., Term Loan
                                 (First Lien), 5/15/22                                              1,302,249
                                                                                              ---------------
                                                                                              $     3,320,953
-------------------------------------------------------------------------------------------------------------
                                 Health Care Facilities -- 0.1%
            730,604       9.75   MMM Holdings, Inc., Term Loan, 10/9/17 (d)                   $       692,247
-------------------------------------------------------------------------------------------------------------
                                 Managed Health Care -- 0.1%
            531,145       9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                                 12/12/17 (d)                                                 $       503,260
                                                                                              ---------------
                                 Total Health Care Equipment & Services                       $     4,516,460
-------------------------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS, BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 0.4%
                                 Biotechnology -- 0.4%
          2,777,604       7.00   Lantheus Medical Imaging, Inc., Initial Term
                                 Loan, 6/25/22                                                $     2,733,626
                                                                                              ---------------
                                 Total Pharmaceuticals, Biotechnology &
                                 Life Sciences                                                $     2,733,626
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
 Principal            Floating
 Amount ($)           Rate (b)                                                                Value
-------------------------------------------------------------------------------------------------------------
                                 UTILITIES -- 0.1%
                                 Electric Utilities -- 0.1%
            162,500       5.00   TEX Operations Co., LLC, Term C Loan, 7/27/23                $       163,772
            712,500       5.00   TEX Operations Co., LLC, Term Loan, 7/27/23                          718,067
                                                                                              ---------------
                                                                                              $       881,839
                                                                                              ---------------
                                 Total Utilities                                              $       881,839
-------------------------------------------------------------------------------------------------------------
                                 TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                 (Cost $22,100,319)                                           $    21,635,064
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                 RIGHTS / WARRANTS -- 0.0%+
                                 FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                 Distillers & Vintners -- 0.0%+
                 29              Marie Brizard Wine & Spirits SA, 12/23/16                    $            --
                                                                                              ---------------
                                 Total Food, Beverage & Tobacco                               $            --
-------------------------------------------------------------------------------------------------------------
                                 INSURANCE -- 0.0%+
                                 Life & Health Insurance -- 0.0%+
              1,390              TIG TopCo., Ltd. (e)                                         $            --
                                                                                              ---------------
                                 Total Insurance                                              $            --
-------------------------------------------------------------------------------------------------------------
                                 TOTAL RIGHTS / WARRANTS
                                 (Cost $2)                                                    $            --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
-------------------------------------------------------------------------------------------------------------
                                 TEMPORARY CASH INVESTMENTS -- 1.0%
                                 Commercial Paper -- 0.8%
          1,675,000              BNP Paribas SA, Commercial Paper, 11/1/16 (c)                $     1,674,980
          1,675,000              Prudential Funding Corp., Commercial Paper,
                                 11/1/16 (c)                                                        1,674,983
          1,675,000              Societe Generale SA, Commercial Paper,
                                 11/1/16 (c)                                                        1,674,986
                                                                                              ---------------
                                                                                              $     5,024,949
-------------------------------------------------------------------------------------------------------------
                                 Certificate of Deposit -- 0.2%
          1,695,000              Sumitomo Mitsui Trust, Certificate of Deposit,
                                 1.26%, 4/3/17                                                $     1,697,377
-------------------------------------------------------------------------------------------------------------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $6,720,000)                                            $     6,722,326
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 39

-----------------------------------------------------------------------------------------------------------------
Number                                                                  Strike      Expiration
of Contracts        Description                   Counterparty          Price       Date           Value
-----------------------------------------------------------------------------------------------------------------
                                             CALL OPTIONS PURCHASED -- 0.0%+
MXN 297,012(i)      Desarrolladora Homex          Bank of New York
                    SAB de CV                     Mellon Corp           $ --(k)     10/23/22       $           --
MXN 297,012(j)      Desarrolladora Homex          Bank of New York        --(k)     10/23/22                   --
                    SAB de CV                     Mellon Corp
                                                                                                   --------------
                                                                                                   $           --
-----------------------------------------------------------------------------------------------------------------
                                             TOTAL CALL OPTIONS PURCHASED
                                             (Premiums paid $--)                                   $           --
-----------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 98.5%
                                             (Cost $703,288,142) (a) (h)                           $  655,068,250
-----------------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 1.5%                    $   10,095,255
-----------------------------------------------------------------------------------------------------------------
                                             NET ASSETS -- 100.0%                                  $  665,163,505
=================================================================================================================

*             Non-income producing security.

+             Amount rounds to less than 0.1%.

REIT          Real Estate Investment Trust.

(Perpetual)   Security with no stated maturity date.

(PIK)         Represents a pay-in-kind security.

(Cat Bond)    Catastrophe or event linked bond. At October 31, 2016 the value of these securities amounted to $1,367,505 or 0.2% of net assets.
              See Notes to Financial Statements -- 1H.

REMICS        Real Estate Mortgage Investment Conduits.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2016, the value of these securities amounted to $319,993,144 or 48.1% of net assets.

(a) At October 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $705,006,479 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                                       $   26,956,171
                 Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                                          (76,894,400)
                                                                                                   --------------
                 Net unrealized depreciation                                                       $  (49,938,229)
                                                                                                   ==============

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/16

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers). See Notes to Financial Statements -- Note 1A.

(f) Structured reinsurance investment. At October 31, 2016, the value of these securities amounted to $26,698,609 or 4.0% of net assets. See Notes to Financial Statements -- Note 1H.

(g)         Rate to be determined.

(h) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            United States                                                  54.9%
            Luxembourg                                                      6.6%
            United Kingdom                                                  5.2%
            Netherlands                                                     3.9%
            Argentina                                                       3.2%
            Mexico                                                          3.0%
            France                                                          2.1%
            Ireland                                                         2.0%
            Bermuda                                                         1.9%
            Canada                                                          1.8%
            Peru                                                            1.1%
            Other (individually less than 1%)                              14.3%
                                                                          ------
                                                                          100.0%
                                                                          ======

(i) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
            12.5 Billion.

(j) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(k)         Strike price is 1 Mexican Peso (MXN).

(l)         Consists of revenue bonds unless otherwise indicated.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            BRL       Brazilian Real
            EUR       Euro
            GBP       British Pound Sterling
            GHS       Ghanian Cedis
            IDR       Indonesian Rupiah
            INR       Indian Rupee
            JPY       Japanese Yen
            MXN       Mexican Peso
            NOK       Norwegian Krone
            RON       Romanian Leu
            RUB       Russian Ruble

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 41

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities            $    3,542,583         3,543,075
Other Long-Term Securities                      $  294,485,327       556,894,419

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $16,880,345 and $84,418,622, respectively, resulting in a net realized loss of $3,125,512.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------
                                                                                      Premiums
 Notional                         Obligation                Credit      Expiration    Paid          Unrealized
 Principal ($)(1)   Exchange      Entity/Index     Coupon   Rating(2)   Date          (Received)    Appreciation
----------------------------------------------------------------------------------------------------------------
      4,370,850     Chicago       Markit CDX
                    Mercentile    North America
                    Exchange      High Yield
                                  Index            5.00%    BBB+        12/20/20      $ (33,704)    $ 272,540
      3,310,000     Chicago       Markit CDX
                    Mercentile    North America
                    Exchange      High Yield
                                  Index            5.00%    BBB+        6/20/21         142,463        19,840
----------------------------------------------------------------------------------------------------------------
                                                                                      $ 108,759     $ 292,380
================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/16

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------
                                 Level 1        Level 2             Level 3           Total
-----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds
  Materials
     Diversified Metals
        & Mining                 $         --   $            --     $      346,412    $       346,412
All Other Convertible
  Corporate Bonds                          --        23,099,069                 --         23,099,069
Preferred Stocks
  Transportation
     Air Freight & Logistics               --           685,634                 --            685,634
  Diversified Financials
     Consumer Finance               2,474,470                --                 --          2,474,470
Convertible Preferred Stocks        2,338,900                --                 --          2,338,900
Common Stocks
  Capital Goods
     Industrial Machinery                  --                --              1,560              1,560
  Automobiles & Components
     Automobile
        Manufacturers               1,404,280                --                 --          1,404,280
  Consumer Durables
     & Apparel
     Homebuilding                     145,131                --                 --            145,131
  Food, Beverage & Tobacco
     Distillers & Vintners          1,491,587                --                 --          1,491,587
  Insurance
     Life & Health Insurance               --                --          4,299,139          4,299,139
  All Other Common Stocks                  --           943,800                 --            943,800
Asset Backed Securities                    --         2,445,207                 --          2,445,207
Collateralized Mortgage
  Obligations                              --         9,126,877                 --          9,126,877
Corporate Bonds
  Insurance
     Reinsurance                           --           467,505          27,598,609        28,066,114
  All Other Corporate Bonds                --       502,145,656                 --        502,145,656
Foreign Government Bonds                   --        41,486,933                 --         41,486,933
Municipal Bonds                            --         6,210,091                 --          6,210,091
Senior Floating Rate
  Loan Interests                           --        21,635,064                 --         21,635,064
Rights/Warrants                            --                --                 --                 --
Commercial Paper                           --         5,024,949                 --          5,024,949
Certificate of Deposit                     --         1,697,377                 --          1,697,377
Call Option Purchased                      --*               --                 --                 --
-----------------------------------------------------------------------------------------------------
Total                            $  7,854,368   $   614,968,162     $   32,245,720    $   655,068,250
=====================================================================================================

*     Securities valued at $0.0.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 43

-----------------------------------------------------------------------------
                                Level 1    Level 2      Level 3   Total
-----------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation on
  forward foreign
  currency contracts            $  --      $  342,571   $    --   $   342,571
Unrealized depreciation on
  forward foreign
  currency contracts               --         (38,506)       --       (38,506)
Unrealized appreciation on
  centrally cleared
  swap contracts                   --         292,380        --       292,380
-----------------------------------------------------------------------------
Total Other
  Financial Instruments         $  --      $  596,445   $    --   $   596,445
=============================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------------------------------
                                          Convertible
                            Common        Corporate      Preferred       Corporate
                            Stocks        Bonds          Stocks          Bonds             Total
--------------------------------------------------------------------------------------------------------
Balance as of 10/31/15      $ 7,752,735   $     39,144   $     83,750    $    51,484,941   $  59,360,570
Realized gain (loss)(1)         199,673             --             --           (804,415)       (604,742)
Change in unrealized
  appreciation
  (depreciation)(2)          (3,013,976)    (1,871,924)       (83,750)         3,757,177      (1,212,473)
Purchases                            --        361,230             --         24,132,848      24,494,078
Sales                          (637,733)            --             --        (50,971,942)    (51,609,675)
Transfers in to Level 3*             --      1,857,106             --                 --       1,857,106
Transfers out of Level 3*            --        (39,144)            --                 --         (39,144)
Transfers in and out of
  Level 3 categories*                --             --             --                 --              --
--------------------------------------------------------------------------------------------------------
Balance as of 10/31/16      $ 4,300,699   $    346,412   $         --    $    27,598,609   $  32,245,720
========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2016, a security valued at $39,144 transferred from level 3 to level 2 as there were observable inputs available to determine its value. In addition, a security valued at $1,857,106 transferred from level 2 to level 3 as there were no longer observable inputs to determine its value.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 10/31/16                                                       $ (3,941,748)
                                                                                     -------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Statement of Assets and Liabilities | 10/31/16

ASSETS:
  Investment in securities (cost $703,288,142)                                       $     655,068,250
  Cash                                                                                       3,471,180
  Foreign currencies, at value (cost $3,086,519)                                             3,115,789
  Restricted cash*                                                                             464,940
  Receivables --
     Investment securities sold                                                              5,532,319
     Fund shares sold                                                                          833,363
     Dividends                                                                                  17,942
     Interest                                                                                9,616,443
  Unrealized appreciation on forward foreign currency contracts                                342,571
  Other assets                                                                                 133,268
------------------------------------------------------------------------------------------------------
        Total assets                                                                 $     678,596,065
------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                 $       9,838,487
     Fund shares repurchased                                                                 2,800,188
     Distributions                                                                             360,623
     Trustee fees                                                                                3,469
  Reserve for repatriation tax                                                                   5,126
  Variation margin on centrally cleared swap contracts                                           6,225
  Unrealized depreciation on forward foreign currency contracts                                 38,506
  Due to affiliates                                                                             77,448
  Accrued expenses                                                                             302,488
------------------------------------------------------------------------------------------------------
        Total liabilities                                                            $      13,432,560
------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                    $   1,197,414,195
  Distributions in excess of net investment income                                          (2,669,468)
  Accumulated net realized loss on investments, swap contracts
     and foreign currency transactions                                                    (481,967,950)
  Net unrealized depreciation on investments (Net of foreign capital gains
     tax of $5,126)                                                                        (48,225,018)
  Unrealized appreciation on swap contracts                                                    292,380
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                            319,366
------------------------------------------------------------------------------------------------------
        Net assets                                                                   $     665,163,505
------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $201,359,572/23,129,263 shares)                                  $            8.71
  Class C (based on $183,542,360/21,128,348 shares)                                  $            8.69
  Class Y (based on $280,261,573/32,778,316 shares)                                  $            8.55
MAXIMUM OFFERING PRICE:
  Class A ($8.71 (divided by) 95.5%)                                                 $            9.12
======================================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 45

Statement of Operations

For the Year Ended 10/31/16

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $107,742)              $   57,796,800
  Dividends                                                                802,095
----------------------------------------------------------------------------------------------------
        Total investment income                                                       $  58,598,895
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $   5,160,290
  Transfer agent fees
     Class A                                                                37,473
     Class C                                                                 8,283
     Class Y                                                                 4,476
  Distribution fees
     Class A                                                               539,126
     Class C                                                             2,001,018
  Shareholder communication expense                                        903,471
  Administrative expense                                                   271,324
  Custodian fees                                                            60,111
  Registration fees                                                         95,405
  Professional fees                                                        137,190
  Printing expense                                                          56,129
  Fees and expenses of nonaffiliated Trustees                               32,208
  Interest expense                                                           1,763
  Miscellaneous                                                            125,887
----------------------------------------------------------------------------------------------------
        Total expenses                                                                $   9,434,154
----------------------------------------------------------------------------------------------------
          Net investment income                                                       $  49,164,741
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS, SWAP CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $ (94,412,572)
     Class actions                                                         229,105
     Swap contracts                                                        120,207
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                  771,468    $ (93,291,792)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (Net of foreign capital gain tax of $5,126)         $  77,262,207
     Swap contracts                                                        292,380
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                  366,053    $  77,920,640
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     class actions swap contracts and foreign
     currency transactions                                                            $ (15,371,152)
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $  33,793,589
====================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                             Year Ended        Year Ended
                                                             10/31/16          10/31/15
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   49,164,741    $      74,158,414
Net realized gain (loss) on investments, class actions,
  swap contracts, written options and foreign
  currency transactions                                         (93,291,792)         (99,680,836)
Change in net unrealized appreciation (depreciation)
  on investments, swap contracts, written options
  and foreign currency transactions                              77,920,640          (56,915,601)
-------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting
        from operations                                      $   33,793,589    $     (82,438,023)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.47 and $0.46 per share, respectively)      $  (12,102,966)   $     (16,116,373)
      Class B* ($0.00 and $0.02 per share, respectively)                 --              (27,063)
      Class C ($0.41 and $0.40 per share, respectively)          (9,849,973)         (12,638,032)
      Class Y ($0.48 and $0.48 per share, respectively)         (20,292,853)         (30,502,564)
      Class Z** ($0.00 and $0.39 per share, respectively)                --             (230,464)
Tax return of capital:
     Class A ($0.04 and $0.08 per share, respectively)           (1,039,895)          (2,723,523)
     Class C ($0.04 and $0.08 per share, respectively)             (957,019)          (2,484,930)
     Class Y ($0.04 and $0.08 per share, respectively)           (1,462,389)          (4,980,188)
     Class Z** ($0.00 and $0.08 per share, respectively)                 --              (33,644)
-------------------------------------------------------------------------------------------------
        Total distributions to shareowners                   $  (45,705,095)   $     (69,736,781)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  107,183,404    $     225,138,161
Reinvestment of distributions                                    40,330,239           60,938,540
Cost of shares repurchased                                     (447,001,020)        (591,554,304)
-------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
        Fund share transactions                              $ (299,487,377)   $    (305,477,603)
-------------------------------------------------------------------------------------------------
     Net decrease in net assets                              $ (311,398,883)   $    (457,652,407)
NET ASSETS:
Beginning of year                                            $  976,562,388    $   1,434,214,795
-------------------------------------------------------------------------------------------------
End of year                                                  $  665,163,505    $     976,562,388
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $   (2,669,468)   $      (5,057,703)
=================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 47

---------------------------------------------------------------------------------------------
                            Year Ended      Year Ended       Year Ended      Year Ended
                            10/31/16        10/31/16         10/31/15        10/31/15
                            Shares          Amount           Shares          Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                    1,502,404    $  12,563,258        5,705,189   $    53,564,125
Reinvestment of
  distributions                1,415,368       11,855,334        1,834,846        16,763,907
Less shares repurchased       (9,210,188)     (76,947,782)     (16,272,631)     (149,194,095)
---------------------------------------------------------------------------------------------
     Net decrease             (6,292,416)   $ (52,529,190)      (8,732,596)  $   (78,866,063)
=============================================================================================
Class B*
Shares sold or exchanged              --    $          --               --   $            --
Reinvestment of
  distributions                       --               --               --                --
Less shares repurchased               --               --       (1,751,406)      (17,041,325)
---------------------------------------------------------------------------------------------
     Net decrease                     --    $          --       (1,751,406)  $   (17,041,325)
=============================================================================================
Class C
Shares sold                      755,257    $   6,249,038        1,679,200   $    15,503,386
Reinvestment of
  distributions                1,047,555        8,752,547        1,313,253        11,966,321
Less shares repurchased       (8,203,488)     (68,568,704)     (11,734,031)     (107,116,018)
---------------------------------------------------------------------------------------------
     Net decrease             (6,400,676)   $ (53,567,119)      (8,741,578)  $   (79,646,311)
=============================================================================================
Class Y
Shares sold                   10,732,152    $  88,371,108       17,127,325   $   154,449,905
Reinvestment of
  distributions                2,404,961       19,722,358        3,568,721        32,030,832
Less shares repurchased      (37,531,165)    (301,484,534)     (34,480,930)     (310,458,535)
---------------------------------------------------------------------------------------------
     Net decrease            (24,394,052)   $(193,391,068)     (13,784,884)  $  (123,977,798)
=============================================================================================
Class Z**
Shares sold                           --    $          --          169,502   $     1,620,745
Reinvestment of
  distributions                       --               --           18,590           177,480
Less shares repurchased               --               --         (826,914)       (7,744,331)
---------------------------------------------------------------------------------------------
     Net decrease                     --    $          --         (638,822)  $    (5,946,106)
=============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year            Year
                                                             Year          Year         Year       Ended           Ended
                                                             Ended         Ended        Ended      10/31/13        10/31/12
                                                             10/31/16      10/31/15     10/31/14   (Consolidated)  (Consolidated)
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   8.64      $   9.79     $  10.13   $   10.13       $   9.83
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.54(a)   $   0.58(a)  $   0.66   $    0.71       $   0.76
   Net realized and unrealized gain (loss) on investments        0.04(b)      (1.19)       (0.34)      (0.02)          0.35
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.58      $  (0.61)    $   0.32   $    0.69       $   1.11
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.47)     $  (0.46)    $  (0.63)  $   (0.69)      $  (0.81)
   Tax return of capital                                        (0.04)        (0.08)       (0.03)         --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.51)     $  (0.54)    $  (0.66)  $   (0.69)      $  (0.81)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.07      $  (1.15)    $  (0.34)  $      --       $   0.30
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.71      $   8.64     $   9.79   $   10.13       $  10.13
==================================================================================================================================
Total return*                                                    7.14%(c)     (6.36)%       3.16%       6.96%         11.89%
Ratio of net expenses to average net assets                      1.19%         1.17%        1.13%       1.10%          1.10%
Ratio of net investment income (loss) to average net assets      6.50%         6.31%        6.62%       6.97%          7.74%
Portfolio turnover rate                                            40%           32%          32%         33%            33%
Net assets, end of period (in thousands)                     $201,360      $254,056     $373,543   $ 531,829       $602,568
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 49

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year            Year
                                                             Year          Year         Year       Ended           Ended
                                                             Ended         Ended        Ended      10/31/13        10/31/12
                                                             10/31/16      10/31/15     10/31/14   (Consolidated)  (Consolidated)
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   8.62      $   9.76     $  10.10   $   10.10       $   9.80
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.48(a)   $   0.51(a)  $   0.59   $    0.63       $   0.69
   Net realized and unrealized gain (loss) on investments        0.04(b)      (1.17)       (0.34)      (0.01)          0.35
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.52      $  (0.66)    $   0.25   $    0.62       $   1.04
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.41)     $  (0.40)    $  (0.56)  $   (0.62)      $  (0.74)
   Tax return of capital                                        (0.04)        (0.08)       (0.03)         --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.45)     $  (0.48)    $  (0.59)  $   (0.62)      $  (0.74)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.07      $  (1.14)    $  (0.34)  $      --       $   0.30
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.69      $   8.62     $   9.76   $   10.10       $  10.10
=================================================================================================================================
Total return*                                                    6.40%(c)     (6.96)%       2.43%       6.23%         11.17%
Ratio of net expenses to average net assets                      1.90%         1.87%        1.83%       1.81%          1.78%
Ratio of net investment income (loss) to average net assets      5.79%         5.61%        5.91%       6.26%          7.08%
Portfolio turnover rate                                            40%           32%          32%         33%            33%
Net assets, end of period (in thousands)                     $183,542      $237,163     $354,162   $ 420,932       $468,920
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 6.28%.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year             Year
                                                             Year         Year         Year       Ended            Ended
                                                             Ended        Ended        Ended      10/31/13         10/31/12
                                                             10/31/16     10/31/15     10/31/14   (Consolidated)   (Consolidated)
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   8.49     $   9.62     $   9.96   $    9.96        $   9.66
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.57(a)  $   0.60(a)  $   0.67   $    0.72        $   0.76
   Net realized and unrealized gain (loss) on investments        0.01(b)     (1.17)       (0.33)      (0.01)           0.37
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.58     $  (0.57)    $   0.34   $    0.71        $   1.13
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.48)    $  (0.48)    $  (0.65)  $   (0.71)       $  (0.83)
   Tax return of capital                                        (0.04)       (0.08)       (0.03)         --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.52)    $  (0.56)    $  (0.68)  $   (0.71)       $  (0.83)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.06     $  (1.13)    $  (0.34)  $      --        $   0.30
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.55     $   8.49     $   9.62   $    9.96        $   9.96
=================================================================================================================================
Total return*                                                    7.34%       (6.08)%       3.40%       7.27%          12.35%
Ratio of net expenses to average net assets                      0.90%        0.87%        0.84%       0.82%           0.80%
Ratio of net investment income (loss) to average net assets      6.93%        6.60%        6.88%       7.24%           8.03%
Portfolio turnover rate                                            40%          32%          32%         33%             33%
Net assets, end of period (in thousands)                     $280,262     $485,344     $682,911   $ 780,656        $945,946
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 51

Notes to Financial Statements | 10/31/16

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VII (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

52 Pioneer Global High Yield Fund | Annual Report | 10/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 53

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

54 Pioneer Global High Yield Fund | Annual Report | 10/31/16

     At October 31, 2016, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.7% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 55 the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2016, the Fund reclassified $4,530,714 to increase distributions in excess of net investment income, $9,249,181 to decrease accumulated net realized loss on investments, swap contracts and foreign currency transactions and $4,718,467 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At October 31, 2016, the Fund was permitted to carry forward indefinitely $25,403,601 of short-term losses and $225,432,872 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2016, the Fund had a net capital loss carryforward of $231,129,895 of which the following amounts will expire between 2017 and 2018 if not utilized: $204,858,985 in 2017 and $26,270,910 in 2018.

56 Pioneer Global High Yield Fund | Annual Report | 10/31/16

     The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015, were as follows:

     ---------------------------------------------------------------------
                                                  2016                2015
     ---------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                        $42,245,792        $59,514,496
     Tax return of capital                    3,459,303         10,222,285
     ---------------------------------------------------------------------
           Total                            $45,705,095        $69,736,781
     =====================================================================


     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     ---------------------------------------------------------------------
                                                                      2016
     ---------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                               $(481,966,368)
     Current year dividend payable                                (360,623)
     Net unrealized depreciation                               (49,923,699)
     ---------------------------------------------------------------------
        Total                                                $(532,250,690)
     =====================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds, swaps, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $22,408 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2016.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 57

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying

58 Pioneer Global High Yield Fund | Annual Report | 10/31/16 risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information.

     Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 59

     These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt

60 Pioneer Global High Yield Fund | Annual Report | 10/31/16 instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at October 31, 2016 was $465,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at October 31, 2016, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2016 was $134,130.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the year ended October 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.68% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $51,814 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2016.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 61

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------
Class A                                                           $296,000
Class C                                                            212,301
Class Y                                                            395,170
--------------------------------------------------------------------------
  Total                                                           $903,471
==========================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,634 in distribution fees payable to PFD at October 31, 2016.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2016, CDSCs in the amount of $5,353 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such

62 Pioneer Global High Yield Fund | Annual Report | 10/31/16 facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2016, the average daily amount of borrowings outstanding during the period was $2,666,667. The related weighted average annualized interest rate for the period was 1.23%, and the total interest expense on such borrowings was $1,763, which is included in interest expense, located on the Statement of Operations. As of October 31, 2016, there were no borrowings outstanding.

6. Forward Foreign Currency Contracts

During the year ended October 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2016 was $(13,786,089).

Open forward foreign currency contracts at October 31, 2016 were as follows:

-----------------------------------------------------------------------------------------------------------
Currency                     Currency     In Exchange                           Settlement    Unrealized
Sold         Deliver         Purchased    for               Counterparty        Date          Appreciation
-----------------------------------------------------------------------------------------------------------
JPY          (99,185,105)    USD                 975,051    Goldman Sachs       12/8/16       $     28,271
                                                            International
EUR           (2,783,127)    USD               3,135,173    Citibank NA         11/30/16            79,780
                                                            New York NY
GBP           (4,645,000)    USD               5,923,834    Brown Brothers      12/29/16           229,568
                                                            Harriman & Co.
USD           (5,029,292)    IDR          66,462,093,912    Goldman Sachs       1/17/17              4,952
                                                            International
-----------------------------------------------------------------------------------------------------------
Total                                                                                         $    342,571
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
Currency                     Currency     In Exchange                           Settlement    Unrealized
Sold         Deliver         Purchased    for               Counterparty        Date          Depreciation
-----------------------------------------------------------------------------------------------------------
EUR             (988,803)    USD               1,084,522    State Street Bank   1/4/17        $     (3,151)
                                                            & Trust Co.
EUR           (4,338,482)    USD               4,735,453    Brown Brothers      12/29/16           (35,355)
                                                            Harriman & Co.
-----------------------------------------------------------------------------------------------------------
Total                                                                                         $    (38,506)
===========================================================================================================

GBP   British Pounds
EUR   Euro
IDR   Indonesian Rupiah
JPY   Japanese Yen

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 63

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (OTC) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October, 31 2016.

64 Pioneer Global High Yield Fund | Annual Report | 10/31/16

------------------------------------------------------------------------------------------------------
                  Derivative Assets      Derivatives     Non-Cash       Cash           Net Amount
                  Subject to Master      Available for   Collateral     Collateral     of Derivative
Counterparty      Netting Agreement      Offset          Received (a)   Received (a)   Assets (b)
------------------------------------------------------------------------------------------------------
State Street      $       --             $        --     $   --         $   --         $      --
 Bank &
 Trust Co.
Goldman               33,223                      --         --             --            33,223
 Sachs
 International
Citibank NA           79,780                      --         --             --            79,780
 New York NY
Brown Brothers       229,568                 (35,355)        --             --           194,213
 Harriman & Co.
------------------------------------------------------------------------------------------------------
Total             $  342,571             $   (35,355)    $   --         $   --         $ 307,216
======================================================================================================

------------------------------------------------------------------------------------------------------
                  Derivative Liabilities Derivatives     Non-Cash       Cash           Net Amount
                  Subject to Master      Available for   Collateral     Collateral     of Derivative
Counterparty      Netting Agreement      Offset          Pledged (a)    Pledged (a)    Liabilities (c)
------------------------------------------------------------------------------------------------------
State Street      $    3,151             $        --     $              $              $   3,151
 Bank &
 Trust Co.
Goldman                   --                      --         --             --                --
 Sachs
 International
Citibank NA               --                      --         --             --                --
 New York NY
Brown Brothers
 Harriman & Co.       35,355                 (35,355)        --             --                --
------------------------------------------------------------------------------------------------------
Total             $   38,506             $   (35,355)    $   --         $   --         $   3,151
======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 65

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

-------------------------------------------------------------------------------------
                                                      Foreign
Statement of                  Interest    Credit      Exchange     Equity   Commodity
Assets and Liabilities        Rate Risk   Risk        Rate Risk    Risk     Risk
-------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
  of forward foreign
  currency contracts          $  --       $       --  $  342,571   $   --   $   --
 Unrealized appreciation of
  centrally cleared
  swap contracts                 --          292,380          --       --       --
-------------------------------------------------------------------------------------
 Total Value                  $  --       $  292,380  $  342,571   $   --   $   --
=====================================================================================
Liabilities
 Unrealized depreciation
  of forward foreign
  currency contracts          $  --       $       --  $   38,506   $   --   $   --
-------------------------------------------------------------------------------------
 Total Value                  $  --       $       --  $   38,506   $   --   $   --
=====================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2016 was as follows:

66 Pioneer Global High Yield Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------
                                                         Foreign
Statement                     Interest      Credit       Exchange        Equity     Commodity
of Operations                 Rate Risk     Risk         Rate Risk       Risk       Risk
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts               $  --         $ 120,207    $        --     $   --     $  --
 Forward foreign
  currency contracts*            --                --      1,372,142         --        --
--------------------------------------------------------------------------------------------
 Total Value                  $  --         $ 120,207    $ 1,372,142     $   --     $  --
============================================================================================
Change in net unrealized
appreciation
(depreciation) on
 Swap contracts               $  --         $ 292,380    $        --     $   --     $  --
 Forward foreign
  currency contracts*            --                --         47,401         --        --
-------------------------------------------------------------------------------------------
 Total Value                  $  --         $ 292,380    $    47,401     $   --     $  --
============================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global High Yield Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VII), as of October 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2016

68 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Additional Information (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 61.63%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 69

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

70 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance, including the extent to which its peer group of funds are invested in U.S. high yield securities. The Trustees also noted the steps taken by PIM to address the Fund's performance, including enhancing the investment process used for the Fund. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 71

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Fund's management fee was approximately four basis points higher than the median management fee paid by other funds in its Morningstar peer group, and less than two basis points higher than the management fee at the bottom of the third quintile. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees

72 Pioneer Global High Yield Fund | Annual Report | 10/31/16 noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 73

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

74 Pioneer Global High Yield Fund | Annual Report | 10/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 75

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2006. Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board         Serves until a      present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                   successor trustee   Executive Officer (2008 - 2012), Quadriserv, (investor communications
                              is elected or       Inc. (technology products for securities     and securities processing
                              earlier retirement  lending industry); and Senior Executive      provider for financial
                              or removal.         Vice President, The Bank of New York         services industry) (2009 -
                                                  (financial and securities services) (1986 -  present); Director,
                                                  2004)                                        Quadriserv, Inc. (2005 -
                                                                                               2013); and Commissioner,
                                                                                               New Jersey State Civil
                                                                                               Service Commission (2011 -
                                                                                               present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2005. Managing Partner, Federal City Capital       Director of New York
Trustee                       Serves until a      Advisors (corporate advisory services        Mortgage Trust
                              successor trustee   company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                              is elected or       Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012 -
                              earlier retirement  Analytica, Inc. (privately-held research     present); Director of The
                              or removal.         and consulting company) (2010); Executive    Swiss Helvetia Fund, Inc.
                                                  Vice President and Chief Financial Officer,  (closed-end fund) (2010 -
                                                  I-trax, Inc. (publicly traded health care    present); Director of
                                                  services company) (2004 - 2007); and         Oxford Analytica, Inc.
                                                  Executive Vice President and Chief           (2008 - present); and
                                                  Financial Officer, Pedestal Inc.             Director of Enterprise
                                                  (internet-based mortgage trading company)    Community Investment, Inc.
                                                  (2000 - 2002); Private consultant            (privately-held affordable
                                                  (1995-1997), Managing Director, Lehman       housing finance company)
                                                  Brothers (investment banking firm)           (1985 - 2010)
                                                  (1992-1995); and Executive, The World Bank
                                                  (1979-1992)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2008. William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                       Serves until a      Economy, Harvard University (1972 -          Institutional Funds
                              successor trustee   present)                                     Investment Trust and
                              is elected or                                                    Mellon Institutional Funds
                              earlier retirement                                               Master Portfolio (oversaw
                              or removal.                                                      17 portfolios in fund
                                                                                               complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Global High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 2001. Founding Director, Vice President and        None
Trustee                       Serves until a      Corporate Secretary, The Winthrop Group,
                              successor trustee   Inc. (consulting firm) (1982 - present);
                              is elected or       Desautels Faculty of Management, McGill
                              earlier retirement  University (1999 - present); and Manager of
                              or removal.         Research Operations and Organizational
                                                  Learning, Xerox PARC, Xerox's advance
                                                  research center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 2001. President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a      Newbury Piret Company (investment banking    Income Fund, Inc.
                              successor trustee   firm) (1981 - present)                       (closed-end investment
                              is elected or                                                    company) (2004 - present);
                              earlier retirement                                               and Member, Board of
                              or removal.                                                      Governors, Investment
                                                                                               Company Institute (2000 -
                                                                                               2006)
--------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014. Consultant (investment company services)     None
Trustee                       Serves until a      (2012 - present); Executive Vice President,
                              successor trustee   BNY Mellon (financial and investment company
                              is elected or       services) (1969 - 2012); Director, BNY
                              earlier retirement  International Financing Corp. (financial
                              or removal.         services) (2002 - 2012); and Director,
                                                  Mellon Overseas Investment Corp. (financial
                                                  services) (2009 - 2012)
--------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 77

Interested Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and   Principal Occupation                        Other Directorships
Position Held With the Fund   Length of Service                                                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014. Director and Executive Vice President        None
Trustee                       Serves until a      (since 2008) and Chief Investment Officer,
                              successor trustee   U.S. (since 2010) of PIM-USA; Executive
                              is elected or       Vice President of Pioneer (since 2008);
                              earlier retirement  Executive Vice President of Pioneer
                              or removal.         Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of
                                                  Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

78 Pioneer Global High Yield Fund | Annual Report | 10/31/16

 Advisory Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer
Advisory Trustee              since 2014.         (healthcare workers union pension funds)     closed-end investment
                                                  (2001 - present); Vice President -           companies (5 portfolios)
                                                  International Investments Group, American    (Sept. 2015 - present)
                                                  International Group, Inc. (insurance
                                                  company) (1993 - 2001); Vice President
                                                  Corporate Finance and Treasury Group,
                                                  Citibank, N.A.(1980 - 1986 and 1990 -
                                                  1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of
                                                  debt securities) (1988 - 1990); Mortgage
                                                  Strategies Group, Shearson Lehman Hutton,
                                                  Inc. (investment bank) (1987 - 1988); and
                                                  Mortgage Strategies Group, Drexel Burnham
                                                  Lambert, Ltd. (investment bank) (1986 -
                                                  1987)
---------------------------------------------------------------------------------------------------------------------------------

** Ms. Monchak is a non-voting advisory trustee.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 79

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014.         Chair, Director, CEO and President of        Trustee of Pioneer
President and                 Serves at the       Pioneer Investment Management-USA (since     closed-end investment
Chief Executive Officer       discretion of the   September 2014); Chair, Director, CEO and    companies (5 portfolios)
                              Board.              President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                  Inc. (since September 2014); Chair,
                                                  Director, CEO and President of Pioneer
                                                  Funds Distributor, Inc. (since September
                                                  2014); Chair, Director, CEO and President
                                                  of Pioneer Institutional Asset Management,
                                                  Inc. (since September 2014); and Chair,
                                                  Director, and CEO of Pioneer Investment
                                                  Management Shareholder Services, Inc.
                                                  (since September 2014); Managing Director,
                                                  Morgan Stanley Investment Management (2010
                                                  - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2003.         Vice President and Associate General         None
Secretary and Chief Legal     Serves at the       Counsel of Pioneer since January 2008;
Officer                       discretion of the   Secretary and Chief Legal Officer of all of
                              Board.              the Pioneer Funds since June 2010;
                                                  Assistant Secretary of all of the Pioneer
                                                  Funds from September 2003 to May 2010; and
                                                  Vice President and Senior Counsel of
                                                  Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves  Fund Governance Director of Pioneer since    None
Assistant Secretary           at the discretion   December 2006 and Assistant Secretary of
                              of the Board.       all the Pioneer Funds since June 2010;
                                                  Manager - Fund Governance of Pioneer from
                                                  December 2003 to November 2006; and Senior
                                                  Paralegal of Pioneer from January 2000 to
                                                  November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010.         Senior Counsel of Pioneer since May 2013     None
Assistant Secretary           Serves at the       and Assistant Secretary of all the Pioneer
                              discretion of the   Funds since June 2010; and Counsel of
                              Board.              Pioneer from June 2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2008.         Vice President - Fund Treasury of Pioneer;   None
Treasurer and                 Serves at the       Treasurer of all of the Pioneer Funds since
Chief Financial and           discretion of the   March 2008; Deputy Treasurer of Pioneer
Accounting Officer            Board.              from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer
                                                  Funds from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Global High Yield Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 2001.         Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer           Serves at the       Assistant Treasurer of all of the Pioneer
                              discretion of the   Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2002.         Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           Serves at the       Pioneer; and Assistant Treasurer of all of
                              discretion of the   the Pioneer Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2009.         Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           Serves at the       of Pioneer since November 2008; Assistant
                              discretion of the   Treasurer of all of the Pioneer Funds since
                              Board.              January 2009; and Client Service Manager -
                                                  Institutional Investor Services at State
                                                  Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)          Since 2010.         Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      Serves at the       all the Pioneer Funds since March 2010;
                              discretion of the   Chief Compliance Officer of Pioneer
                              Board.              Institutional Asset Management, Inc. since
                                                  January 2012; Chief Compliance Officer of
                                                  Vanderbilt Capital Advisors, LLC since July
                                                  2012: Director of Adviser and Portfolio
                                                  Compliance at Pioneer since October 2005;
                                                  and Senior Compliance Officer for Columbia
                                                  Management Advisers, Inc. from October 2003
                                                  to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2006.         Director - Transfer Agency Compliance of     None
Anti-Money Laundering         Serves at the       Pioneer and Anti-Money Laundering
Officer                       discretion of       Officer of all the Pioneer Funds since 2006
                              the Board.
---------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 81

                           This page for your notes.

82 Pioneer Global High Yield Fund | Annual Report | 10/31/16

                            This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/16 83

                           This page for your notes.

84 Pioneer Global High Yield Fund | Annual Report | 10/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19440-10-1216


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $107,389 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $101,607 for the year ended October 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $17,556
payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $17,500 for the year ended October 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $17,556 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $17,500 for the year ended October 31, 2015.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2016

* Print the name and title of each signing officer under his or her signature.